UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange

Act of 1934

Check the appropriate box:

|X Preliminary Information Statement

|_| Confidential, for Use of the Commission Only (as permitted

by Rule 14c-5(d)(2))

|  | Definitive Information Statement

CAREDECISION CORPORATION

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

| | No fee required

| | Fee computed on table below per Exchange Act Rules 14c-5(g)

and 0-11

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: $0.02

4. Proposed maximum aggregate value of transaction:

5. Total fee paid:

|_| Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

CareDecision Corporation

2660 Townsgate Road, Suite 300

Westlake Village, California 91361

Phone No:  (805) 446-1973

NOTICE OF ACTION BY THE BOARD OF DIRECTORS

TO ALL STOCKHOLDERS OF CAREDECISOIN CORPORATION:

The purpose of this letter is to inform you that the Board of Directors of CareDecision Corp. and the Board of Directors of the Company’s subsidiary Pharma Tech Solutions, Inc. has entered into a merger agreement with CareGeneration, Inc., a Nevada Corporation.  On November 24, 2004 CareDecision Corp., through its Pharma Tech Solutions, Inc. subsidiary acquired of all of the issued and outstanding shares of CareGeneration, Inc., inclusive of the newly acquired wholesale pharmaceutical licenses and business contacts, contracts, receivables and goodwill that CareGeneration, Inc. acquired from Kelly Company World Group, Inc. in a private transaction.   Shareholders of CareGeneration, Inc. will receive, as a result of this merger,  common stock of the Company and common stock of its Pharma Tech Solutions, Inc. subsidiary pursuant to the merger agreement of November 24, 2004 by and among the Company, its Pharma Tech Solutions, Inc. subsidiary and CareGeneration, Inc. and the shareholders of CareGeneration, Inc. Effective at the closing, CareGeneration, Inc. will have merged into the Pharma Tech Solutions, Inc. a subsidiary of CareDecision Corp.

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WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Because this transaction was conducted in compliance with Nevada Revised Statute 78.320(2), we are not asking you for a proxy; please do not send us one.

The accompanying information statement is for information purposes only.

CAREDECISION CORPORATION

INFORMATION STATEMENT REGARDING

ACTION TAKEN BY THE BOARD OF DIRECTORS

This Information Statement (the "Information Statement") is being furnished to the holders of outstanding shares of common stock of CareDecision Corporation, a Nevada Corporation (the "Company"), by the Board of Directors of the Company to inform the Company's stockholders (the "Stockholders") of actions taken by the Board of Directors.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Company and Care Generation, Inc., a Nevada corporation (the "Target"), have entered into an agreement that provides for the acquisition of Target, as a result of which the Target will be acquired and, upon closing, merged and into the Company’s wholly owned subsidiary, Pharma Tech Solutions, Inc. (the “Subsidiary”).  Pursuant to an Agreement and Plan of Merger (as amended) on the closing of the merger, the Company and the Subsidiary agree to issue common shares in exchange for all of the issued and outstanding shares of CareGeneration, Inc.  In the merger, the Target will receive 42,500,000 of the Company’s common stock and 39,375,000 shares of the Subsi-diary’s common stock for all of the shares of the Target common stock and all of the Target preferred stock. Each warrant and convertible note of the Target, outstanding and unexercised as of the effective time of the merger and each option to purchase common stock of the Target then outstanding will be assumed by the Subsidiary.  The Board of Directors for CareDecision Corporation, Pharma Tech Solutions, Inc., CareGeneration, Inc. and Ronald Kelly have consented to the merger and this Information Statement that is being provided to inform you of this action and describe certain aspects of the merger as required under applicable law. The merger will be effected 20 days after the mailing date of this Information Statement, assuming satisfaction or waiver of all conditions to the merger.

CareDecision Corporation has furnished all information concerning the Company in this Information Statement, and all information concerning Target has been furnished by CareGeneration, Inc.  The Stockholders are encouraged to read this Information Statement carefully.

Share Information: The OTC/BB last listed trading price of the Company Common Stock on November 26, 2004 was $0.02 per share.

SEE "RISK FACTORS" FOR A DISCUSSION OF CERTAIN RISKS REGARDING THE MERGER.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THE SECURITIES TO BE ISSUED IN THIS TRANSACTION OR DETERMINED THAT THIS INFORMATION STATEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS INFORMATION STATEMENT IS DATED NOVEMBER 26, 2004. THIS INFORMATION STATEMENT IS FIRST BEING MAILED TO THE STOCKHOLDERS ON OR ABOUT DECEMBER 3, 2004.

We have asked brokers and other custodians, nominees and fiduciaries to forward this Information Statement to the beneficial owners of the common stock held of record by such persons and will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTERS DESCRIBED HEREIN.

SUMMARY

This brief summary highlights selected information from this Information Statement. It does not contain all of the information that is important to you.

STOCKHOLDERS ARE ENCOURAGED TO CAREFULLY READ THIS ENTIRE DOCUMENT AND OTHER DOCUMENTS TO WHICH THIS INFORMATION STATEMENT REFERS TO FULLY UNDERSTAND THE MERGER. EACH STOCKHOLDER SHOULD CONSULT WITH SUCH STOCKHOLDER'S OWN LEGAL, TAX AND ACCOUNTING ADVISORS REGARDING THE CONSEQUENCES OF THE TRANSACTIONS DESCRIBED HEREIN.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED OR INCORPORATED IN THIS INFORMATION STATEMENT IN CONNECTION WITH THE MATTERS REFERRED TO HEREIN, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR THE TARGET.

This Information Statement shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company or the Target since the date hereof or that the information contained herein is correct as of any time subsequent to its date.

Parties to the Merger

CareDecision Corporation:

2660 Townsgate Road, Suite 300

Westlake Village, California 91361

Phone No:  (805) 446-1973

Fax No:  (805) 446-1983

Attn: Keith Berman

CareDecision Corporation’s principal products are: an E-Health handheld information appliance (PDA) software application package, and a permanently affixed handheld information appliance and Wi-Fi (wireless) network designed for the hotel, motel and apartment marketplace and a handheld wireless information appliance for the satellite media market.  We have applied for and received provisional approval for a family of trademarks making use of the mark MD@. The provisional approval applies to the first six individual marks applied for by us.  In addition, we are in the process of applying for marks associated with our ResidenceWare hotel/motel products and technologies and our wireless SateLink products and technologies for the satellite media market.

We presently have a comprehensive suite of medical information technology, cooperative advertising, instant messaging and fulfillment, and electronic commerce applications that are Internet enhanced, integrated for medical professional use, and hotel management/guest use, both software suites functioning through networks of wireless PDA Internet appliances.

FOR FURTHER INFORMATION WITH RESPECT TO THE COMPANY, REFERENCE IS MADE TO THE COMPANY'S MOST RECENT FORM 10-QSB AND 10-KSB FILED BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") AND ATTACHED HERETO AS APPENDIX C AND APPENDIX D, RESPECTIVELY.

THE COMPANY IS SUBJECT TO THE INFORMATION AND PERIODIC REPORTING REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, AND FILES PERIODIC REPORTS, INFORMATION STATEMENTS AND OTHER INFORMATION WITH THE SEC. THE PUBLIC MAY READ AND COPY ANY MATERIALS THE COMPANY FILES WITH THE SEC AT THE SEC'S PUBLIC REFERENCE ROOM AT 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549. THE PUBLIC MAY OBTAIN INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM BY CALLING THE SEC AT 1-800-SEC-0330. THE SEC MAINTAINS AN INTERNET SITE THAT CONTAINS REPORTS, PROXY AND INFORMATION STATEMENTS, AND OTHER INFORMATION REGARDING ISSUERS THAT FILE ELECTRONICALLY WITH THE SEC. THE COMPANY'S SEC FILINGS ARE AVAILABLE TO THE PUBLIC FROM THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV.

Pharma Tech Solutions, Inc.:

2660 Townsgate Road, Suite 300

Westlake Village, California 91361

Phone No:  (805) 446-1973

Fax No:  (805) 446-1983

Attn: Keith Berman

CareGeneration, Inc:

15945 N. 76th St.

Scottsdale AZ 85260

Phone No: 480-368-1888

Fax No: 480-368-1467

Attn: Ronald Kelly

CareGeneration, Inc. (“CareGeneration”, “CGI”) is a recently formed Nevada Corporation to take advantage of the opportunities that lie in the retail pharmacy business via direct mail order distribution of prescriptions and related products/supplies.  FCG tech products, PS contacts, and Ron Kelly’s imagination and drive helped identify this market at the retail level of healthcare.  Today, it is a primary national business focus, a critical political focus, a pharmaceutical industry focus, and a natural fit within the existing businesses in our domain.  Very natural business relationships, such as Hispanic American and other minority groups, all add credence and support to the project.  The mail order focus is being planned and energized at this time as a major American improvement in overall healthcare.

Pharmaceutical Solutions Group

Pharmaceutical Solutions Group (“PS” or “Pharma Solutions”), is a newly formed unit of CareGeneration Corporation a Nevada Corporation. Pharma Solutions was formed when CGI acquired the licenses, client lists, receivables and goodwill from Kelly Company World Group, Inc., a Delaware corporation (“KCWG”), as well as and the rights to operate wholesale and retail (closed door) prescription drug pharmacies, formerly owned by KCWG.

The Merger Transaction

We have attached the merger agreement to this document as Appendix A. Please read the merger agreement. It is the legal document that governs the merger.

Effect and Timing of the Merger

Assuming satisfaction or waiver of all conditions to the merger, 20 days after the first mailing date of this Information Statement the Company will merge Target with its wholly owned subsidiary, Pharma Tech Solutions, Inc., the result of which Target will receive 42,500,000 of the Company’s common stock for all of the shares of the Target common stock and all of the Target preferred stock. Each warrant and convertible note of the Target, outstanding and unexercised as of the effective time of the merger and each option to purchase common stock of the Target then outstanding will be assumed by the Subsidiary.

CareDecision’s Reasons for the Merger

The Board believes that this transaction couples CareDecision’s patents-pending WiFi handheld technology and installed WiFi hotel e-business networks, with the wireless PC and PDA hardware distribution, wholesale and mail order retail drug and medical supply distribution, physician to-fulfillment networks, and other wireless technology solutions brought into the new company by CareGeneration, Inc.

CareGeneration’s Reason for the Merger

CareGeneration’s board of directors considered various factors in approving the merger transaction, including expanding market potential; increased visibility in the financial community; perceived credibility and enhanced corporate image due to public status of CareDecision.

Preexisting Relationships

The Company and Care Generation, Inc. did not have any preexisting relationship prior to entering into the Merger Agreement. To the best of our knowledge, none of the Company’s stockholders are affiliates of CareGeneration, Inc., and none of the shareholders of CareGeneration, Inc. are affilliates of the Company.

Interests of Company Management in the Merger and Potential Conflicts of Interests

Ronald Kelly, the controlling shareholder of CareGeneration, Inc. has interests in the merger that differ from, or are in addition to, your interests as stockholders of the Company.

Dissenters' Appraisal Rights

Under Nevada law and our articles of incorporation and bylaws, no stockholder of the Company has any right to dissent to the proposed transaction.

Accounting Treatment

For accounting purposes, the financial statements of the Surviving Corporation will be substantially those of the Target, as adjusted for the merger. As such, the Target's assets, liabilities, capital accounts, and share data will be retroactively restated to give effect to the merger, and the pre-merger historical financial statements of the Target will become those of the Surviving Corporation.

RISK FACTORS

The following discussion contains, in addition to historical information, forward-looking statements in relation to CareDecision Corporation that involve risks and uncertainties.  Actual results could differ significantly from the results discussed in the forward-looking statements.

Our limited operating history could delay our growth and minimize your investment.

We are considered a development stage company with an inception date of July 6, 2000 and thus have a limited operating history on which to base an evaluation of our business and prospects.  Our prospects must be considered in light of the risks, expenses and difficulties frequently encountered by companies in their early stage of development.  Such risks include, but are not limited to, dependence on the growth of use of electronic medical information and services, the adoption of PDA based Internet appliances for the transmission and display of medical information, the need to establish our brand name, the ability to establish a sufficient client base, the level of use of medical providers and the management of growth.  To address these risks, we must maintain and increase our customer base, implement and successfully execute our business and marketing strategy, continue to develop and improve our point of care software and patient processing system, provide superior customer service, respond to competitive developments and attract, retain, and motivate qualified personnel.  There can be no assurance that we will be successful in addressing such risks, and the failure to do so could have a negative impact the value of our Company’s common shares and could result in the loss of your entire investment.

We have historically lost money and losses may continue in the future, which means that we may not be able to continue operations unless we obtain additional funding.

We have historically lost money.  As a result, the Company incurred accumulated net losses from July 6, 2000 (inception) through the period ended September 30, 2004 of $(9,111,800).  In addition, the Company’s development activities since inception have been financially sustained by capital contributions.  Future losses are likely to occur. Accordingly, we may experience significant liquidity and cash flow problems if we are not able to raise additional capital as needed and on acceptable terms.  No assurances can be given that we will be successful in reaching or maintaining profitable operations.

We had a major shift in our business strategy in 2003. The transactions contemplated herein will further evolve that strategy. It was not until the last quarter of 2002 that we focused on the integration and marketing of our systems and applications to non-medical industries, particularly motels, hotels, and real estate management company properties.  In this regard, we have only recently begun to generate revenues from these business sectors.  We have a limited operating history upon which to evaluate our business plan and prospects.  Although the transactions contemplated herein should provide sources of revenue, there is not as yet a history of profit. If we are unable to obtain additional external funding or generate revenue from the sales of our products, we could be forced to curtail or cease our operations.

Our profitability and your investment will be directly affected by our competition.

Many of CareDecision’s potential competitors have longer operating histories, larger clientele bases, better service recognition and significantly greater financial, marketing and other resources than do we.  Increased competition may result in reduced operating margins, loss of market share and a diminished brand franchise.  There can be no assurance that we will be able to compete successfully against current and future competitors, and competitive pressures faced by us could harm our operating results, our business prospects, and financial condition.

We may not be able to retain our key personnel or attract additional personnel, which could affect our ability to continue as a going concern, which may diminish your return on investment.

Our performance is substantially dependent on the services and on the performance of our Management.  The company is, and will be, heavily dependent on the skill, acumen and services of our proposed new Chairman, Ronald Kelly, interim CEO Robert Cox, interim President, Secretary and Treasurer, Keith Berman, Chief Operating Officer Robert Ellis and Chief Financial Officer, Richard Foisy.  Our performance also depends on our ability to attract, hire, retain and motivate our officers and key employees.  The loss of the services of our executives could have a material adverse effect on our business, prospects, financial condition and results of operations.  We have not entered into a long-term employment agreements with our key personnel and currently have no “Key Employee” life insurance policies.  Our future success may also depend on our ability to identify, attract, hire, train, retain and motivate other highly skilled technical, managerial, marketing and customer service personnel.  Competition for such personnel is intense, and there can be no assurance that we will be able to successfully attract, assimilate or retain sufficiently qualified personnel.  If we are unable to attract, retain, and train the necessary technical, managerial, marketing and customer service personnel, our expectations of increasing our clientele could be hindered, and the profitability of our Company reduced.

Possible Future Issuances of Common Stock Will Have a Dilutive Affect on Existing Shareholders

The Company is authorized to issue up to 1,250,000,000 Shares of common stock.  As of November 24, there are 259,205,421shares  of common stock issued and outstanding.  Additional issuances of common stock may be required to raise capital, to acquire stock or assets of other companies, to compensate employees or to undertake other activities without stockholder approval.  These additional issuances of common stock will increase outstanding shares and further dilute stockholders’ interests.  Because our common stock will be subject to the existing rules on penny stocks, the market liquidity for and value of our securities can be severely adversely affected.

We may not effectively manage the growth necessary to execute our business plan, which could adversely affect the quality of our operations and our costs.

In order to achieve the critical mass of business activity necessary to successfully execute our business plan, we must significantly increase the number of strategic partners and customers that use our technology.  This growth will place significant strain on our personnel, systems and resources.  We also expect that we will continue to hire employees, including technical, management-level employees, and sales staff for the foreseeable future.  This growth will require us to improve management, technical, information and accounting systems, controls and procedures.  We may not be able to maintain the quality of our operations, control our costs, continue complying with all applicable regulations and expand our internal management, technical information and accounting systems in order to support our desired growth.  We cannot be sure that we will manage our growth effectively, and our failure to do so could cause us to reduce or cease operations.

Our common stock has been relatively thinly traded and we cannot predict the extent to which a trading market will develop.

Before this merger, our common stock has traded on the Over-the-Counter Bulletin Board.  Our common stock is thinly traded compared to larger more widely known companies in our industry.  Thinly traded common stock can be more volatile than common stock trading in an active public market.  We cannot predict the extent to which an active public market for the common stock will develop or be sustained after this offering.

Our common stock is considered a "penny stock" which makes it more difficult for investors to sell their shares due to suitability requirements.

The SEC has adopted regulations, which generally define penny stock to be an equity security that has a market price of less than $5.00 per share or an exercise price of less than $5.00 per share, subject to specific exemptions.  Presently, the market price of our common stock is less than $5.00 per share.  Therefore, the SEC "penny stock" rules govern the trading in our common stock.  These rules require, among other things, that any broker engaging in a transaction in our securities provide its customers with the following:

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A risk disclosure document;

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Disclosure of market quotations, if any;

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Disclosure of the compensation of the broker and its salespersons in the transaction; and

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Monthly account statements showing the market values of our securities held in the customer's accounts.

The broker must provide the bid and offer quotations and compensation information before effecting the transaction. This information must be contained on the customer's confirmation. Moreover, broker/dealers are required to determine whether an investment in a penny stock is a suitable investment for a prospective investor.

Generally, brokers may be less willing to effect transactions in penny stocks. This may make it more difficult for investors to dispose of our common stock. This could cause our stock price to decline. In addition, the broker prepares the information provided to the broker's customer. Because we do not prepare the information, we cannot assure you that such information is accurate, complete or current.

The success of our products and services in generating revenue may be subject to the quality and completeness of the data that is generated into our interconnectivity systems, including the failure to input appropriate or accurate information.

Failure or unwillingness by the user to accommodate the required information may result in our not being paid for our services. As a developer of connectivity technology products, we will be required to anticipate and adapt to evolving industry standards and regulations and new technological developments. The market for our technology is characterized by continued and rapid technological advances in hardware and software development, requiring ongoing expenditures for research and development, and timely introduction of new products and enhancements to existing products.

Our future success, if any, will depend in part upon our ability to enhance existing products, to respond effectively to technology changes and changes in applicable regulations, and to introduce new products and technologies that are functional and meet the evolving needs of our clients and users.

We rely on a combination of internal development, strategic relationships, licensing and acquisitions to develop our products and services.  The cost of developing new information services and technology solutions is inherently difficult to estimate. Our development of proposed products and services may take longer than originally expected, require more testing than originally anticipated and require the acquisition of additional personnel and other resources. In addition, there can be no assurance that the products or services we develop or license will be able to compete with the alternatives available to our customers.

New or newly integrated products and services will not become profitable unless they achieve sufficient levels of market acceptance.

There can be no assurance that our chosen marketplaces will accept from us new products and services, or products and services that result from integrating existing and/or acquired products and services, including the products and services we are developing to integrate our services. In addition, there can be no assurance that any pricing strategy that we implement for any such products and services will be economically viable or acceptable to the target markets. Failure to achieve broad penetration in target markets with respect to new or newly integrated products and services could have a material adverse effect on our business prospects.

The market for our connectivity products and services may be slow to develop due to the large number of practitioners who are resistant to change, as well as the financial investment and workflow interruptions associated with change, particularly in a period of rising pressure to reduce costs in the marketplace.

Achieving market acceptance of new or newly integrated products and services is likely to require significant efforts and expenditures.

Achieving market acceptance for new or newly integrated products and services is likely to require substantial marketing efforts and expenditure of significant funds to create awareness and demand by participants in the healthcare industry. In addition, deployment of new or newly integrated products and services may require the use of additional resources for training our existing sales and customer service personnel and for hiring and training additional salespersons and customer service personnel. There can be no assurance that the revenue opportunities from new or newly integrated products and services will justify amounts spent for their development, marketing and rollout.

We could be subject to breach of warranty claims if our software products, information technology systems or transmission systems contain errors, experience failures or do not meet customer expectations.

We could face breach of warranty or other claims or additional development costs if the software and systems we sell or license to customers or use to provide services contain undetected errors, experience failures, do not perform in accordance with their documentation, or do not meet the expectations that our customers have for them. Undetected errors in the software and systems we provide or those we use to provide services could cause serious problems for which our customers may seek compensation from us. We attempt to limit, by contract, our liability for damages arising from negligence, errors or mistakes. However, contractual limitations on liability may not be enforceable in certain circumstances or may otherwise not provide sufficient protection to us from liability for damages.

If our systems or the Internet experience security breaches or are otherwise perceived to be insecure, our business could suffer.

A security breach could damage our reputation or result in liability. We retain and transmit confidential information, including patient health information. Despite the implementation of security measures, our infrastructure or other systems that we interface with, including the Internet, may be vulnerable to physical break-ins, hackers, improper employee or contractor access, computer viruses, programming errors, attacks by third parties or similar disruptive problems. Any compromise of our security, whether as a result of our own systems or systems that they interface with, could reduce demand for our services.

Certain of our products are subject to compliance with HIPAA.

Failure to comply with HIPAA may have a material adverse effect on our business. Government regulation of healthcare and healthcare information technology, are in a period of ongoing change and uncertainty and creates risks and challenges with respect to our compliance efforts and our business strategies. The healthcare industry is highly regulated and is subject to changing political, regulatory and other influences. Federal and state legislatures and agencies periodically consider programs to reform or revise the United States healthcare system. These programs may contain proposals to increase governmental involvement in healthcare or otherwise change the environment in which healthcare industry participants operate. Particularly, compliance with HIPAA and related regulations are causing the healthcare industry to incur substantial cost to change its procedures. Healthcare industry participants may respond by reducing their investments or postponing investment decisions, including investments in our products and services. Although we expect these regulations to have the beneficial effect of spurring adoption of our software products, we cannot predict with any certainty what impact, if any, these and future healthcare reforms might have on our business. Existing laws and regulations also could create liability, cause us to incur additional cost or restrict our operations.

We have been granted certain copyrights and have applied to receive patent rights, and trademarks relating to our software. However, patent and intellectual property legal issues for software programs, such as our products, are complex and currently evolving.

Patent applications are secret until patents are issued in the United States, or published in other countries, therefore, we cannot be sure that we are first to file any patent application. In addition, there can be no assurance those competitors, many of which have far greater resources than we do, will not apply for and obtain patents that will interfere with our ability to develop or market product ideas that we have originated. Furthermore, the laws of certain foreign countries do not provide the protection to intellectual property that is provided in the United States, and may limit our ability to market our products overseas. We cannot give any assurance that the scope of the rights we have are broad enough to fully protect our technology from infringement. Litigation or regulatory proceedings may be necessary to protect our intellectual property rights, such as the scope of our patent. Such litigation and regulatory proceedings are very expensive and could be a significant drain on our resources and divert resources from product development. There is no assurance that we will have the financial resources to defend our patent rights or other intellectual property from infringement or claims of invalidity.

FORWARD LOOKING STATEMENTS

This Information Statement contains forward-looking statements that address, among other things, corporate strategy, acquisition and expansion strategy, development of products and services, projected capital expenditures, liquidity, development of additional revenue sources, development and maintenance of profitable marketing and distribution alliances, market acceptance of the Target's products including the Mobetron, acquisition and/or development of profitable new international business and the acceptance of the surviving corporation's products, technological advancement, ability to develop a market for its products and global expansion and risk factors. These forward-looking statements include information about possible or assumed future results of our operations or the performance of the surviving company after the merger is completed.

These statements may be found in the sections of this Information Statement entitled "Summary," "Risk Factors," "Certain Information Concerning the Company - Management's Discussion and Analysis of Financial Condition and Results of Operations," "Certain Information Concerning the Target" and in this Information Statement generally and in other documents to which we refer you that are subject to risks and uncertainties.

When we use any of the words "believes," "expects," "anticipates," "intends," "estimates" or similar expressions, we are making forward-looking statements. Many possible events or factors could affect the actual financial results and performance of each of our companies after the merger, and these factors or events could cause those results or performance to differ materially from those expressed in our forward-looking statements. The surviving company's actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including all the risks discussed in "Risk Factors" and elsewhere in this Information Statement.

Conditions to the Merger Pursuant to the Merger Agreement

Conditions to Obligations of the Company and the Target to Effect the Merger. The consummation of the Merger is subject to satisfaction at or prior to the Effective Date of the following conditions (any of which may be waived in writing by agreement of all parties to the Merger Agreement):

(a) No Injunctions or Restraints; Illegality. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint or prohibition preventing the consummation of the Merger shall be and remain in effect, nor shall any proceeding brought by an administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending, which would have a Material Adverse Effect on either the Company or on the Company combined with the Surviving Corporation after the Effective Time, nor shall there be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the Merger, which makes the consummation of the Merger illegal.

(c) Securities Laws. The issuance of the Merger Consideration by the Company in accordance with the Merger Agreement will be exempt from registration with the Securities and Exchange Commission and no other filings, approvals, registrations, or qualifications shall be required under applicable federal or state securities laws for the consummation of the merger in accordance with the Merger Agreement.

(d) Shareholder Approval. The Merger Agreement, the Merger and the transactions contemplated in the Merger Agreement was approved by the Board of Directors pursuant to Nevada Revised Statute 78.320(2). Target must obtain shareholder approval.

Additional Conditions to the Obligations of Target. The obligations of the Target to consummate and effect the Merger Agreement and the transactions contemplated thereby are subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by the Target:

(a) Representations, Warranties and Covenants. The representations and warranties of the Company in the Merger Agreement (i) shall be true and correct in all material respects except that representations and warranties qualified by materiality shall be true and correct to the extent of such qualification on and as of the date of the Merger Agreement and (ii) shall be true and correct on and as of the Closing as though such representations and warranties were made on and as of such time except to the extent that any such failure to be true and correct (without regard to any qualification as to materiality contained in such representation or warranty) would not be reasonably likely to have a Material Adverse Effect on Target nor materially and adversely affect the consummation of the Merger (except, in any case, for such representations and warranties that speak specifically as of the date of the Merger Agreement or as of another date, which shall be true and correct as of such date).

(b) Performance of Obligations. The Company shall have performed and complied in all material respects with all covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by it as of the Closing.

(c) Certificate of Officers. Target shall have received a certificate executed on behalf of the Company by the chief executive officer and chief financial officer of the Company certifying that the conditions set forth in the Merger Agreement have been satisfied.

(d) Third Party Consents. All consents or approvals listed in the Merger Agreement, if any, shall have been obtained and shall be in full force and effect.

(e) No Governmental Litigation. There shall not be pending or threatened any legal proceeding in which a Governmental Entity is or is threatened to become a party or is otherwise involved, and no party hereto shall have received any communication from any Governmental Entity in which such Governmental Entity indicates the probability of commencing any legal proceeding or taking any other action: (a) challenging or seeking to restrain or prohibit the consummation of the Merger; (b) relating to the Merger and seeking to obtain from the Company or any of its subsidiaries or Target, any damages or other relief that would be material to the Company or Target; (c) seeking to prohibit or limit in any material respect Target's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Company; or (d) which would materially and adversely affect the right of the Company or Target to own the assets or operate the business of Target.

(f) No Other Litigation. There shall not be pending any legal proceeding:

(a) challenging or seeking to restrain or prohibit the consummation of the Merger or any of the other transactions contemplated by the Merger Agreement;

(b) relating to the Merger and seeking to obtain from the Company or any of its subsidiaries or Target, any damages or other relief that would be material to the Company or Target; (c) seeking to prohibit or limit in any material respect Target's ability to vote, receive dividends with respect to or otherwise exercise ownership rights with respect to the stock of the Company; or (d) which would affect adversely the right of Target or the Company to own the assets or operate the business of Target.

(g) No Material Adverse Effect. There shall not have occurred any Material Adverse Effect on the Company.

(h) Officers and Director Resignations. Directors or officers of the Company shall maintain such positions post the Closing Date.

(i) Due Diligence Review. Target, at the sole discretion of its Board of Directors, shall have determined that it is satisfied with its due diligence review of the Company, including, but not limited to, the Company's SEC Filings, the Company's Tax filings, the Company's Financial Statements, and the curative actions of the Company and related parties in connection with the Merger and the transactions contemplated under the Merger Agreement.

Additional Conditions to Obligations of the Company. The obligations of the Company to consummate and effect the Merger Agreement and the transactions contemplated thereby are subject to the satisfaction at or prior to the Effective Time of each of the following conditions, any of which may be waived, in writing, by the Company:

 (a) Representations, Warranties and Covenants. The representations and warranties of Target in the Merger Agreement (i) shall be true and correct in all material respects except that representations and warranties qualified by materiality shall be true and correct to the extent of such qualification on and as of the date of the Merger Agreement and (ii) shall be true and correct on and as of the Closing as though such representations and warranties were made on and as of such time except to the extent that any such failure to be true and correct (without regard to any qualification as to materiality contained in such representation or warranty) would not be reasonably likely to have a Material Adverse Effect on the Company (except, in any case, for such representations and warranties that speak specifically as of the date of the Merger Agreement or as of another date, which shall be true and correct as of such date).

(b) Performance of Obligations. Target shall have performed and complied in all material respects with all covenants, obligations and conditions of the Merger Agreement required to be performed and complied with by them as of the Closing.

(c) Certificate of Officers. The Company shall have received a certificate executed on behalf of Target by an officer of Target certifying that the conditions set forth in the Merger Agreement have been satisfied.

(d) No Material Adverse Effect. There shall not have occurred any Material Adverse Effect on the Target prior to the Closing Date.

(e) No Governmental Litigation. There shall not be pending or threatened any legal proceeding in which a Governmental Entity is or is threatened to become a party or is otherwise involved, and no party hereto shall have received any communication from any Governmental Entity in which such Governmental Entity indicates the probability of commencing any legal proceeding or taking any other action: (a) challenging or seeking to restrain or prohibit the consummation of the Merger or (b) relating to the Merger and seeking to obtain from the Company, any damages or other relief that would be material to them.

(f) Shareholder Approval. The Merger Agreement, the Merger and the transactions contemplated in the Merger Agreement shall be approved and adopted by the stockholders of Target by the requisite vote under applicable law and Target's Certificate of Incorporation.

Representations and Warranties. In the Merger Agreement, the Target makes various representations and warranties relating to, among other things, organization, standing and power, authority, governmental authorization, capital structure, litigation, restrictions on business activities, complete copies of materials and compliance with laws. Except as expressly set forth in the Merger Agreement, Target expressly disclaims any representations, warranties of any kind or nature and otherwise as set forth in the Merger Agreement, specifically disclaims any representation or warranty of merchantability, suitability or fitness for any particular purpose with respect to its assets or properties, or any part thereto, or as to the condition of workmanship thereof, or absence of any defects therein, whether latent or patent.

In the Merger Agreement, the Company makes various representations and warranties relating to, among other things, its organization, standing and power, authority, SEC documents, capitalization, litigation, absence of certain changes, absence of undisclosed liabilities, compliance with laws, taxes, agreements, contracts and commitments and brokers' and finders' fees.

Definition of "Material Adverse Effect." The term "Material Adverse Effect" under the Merger Agreement means with respect to an entity any event, change or effect that is materially adverse to the financial condition, properties, assets liabilities , business, operations, results or operations or prospects of such entities and its subsidiaries taken as a whole, other than changes directly caused by (i) conditions affecting national, regional or world economies or (ii) conditions affecting the industries of Target or the Company, as applicable, as a whole.

Termination of Merger Agreement

If Company terminates this Agreement, Target shall be entitled to (i) receive a break-up fee in the amount of $100,000 from Company or its successor within five days after completion of the Competing Transaction referred to therein and (ii) accelerate the maturity of the Bridge Loans, if any, to a date not less than 30 days after completion of the Competing Transaction.

(b)

If Target terminates this Agreement, Company shall be entitled to (i) receive a break-up fee in the amount of $150,000 from Target or its successor within five days after completion of the Competing Transaction referred to therein and (ii) accelerate the maturity of the Bridge Loans, if any, to a date not less than 30 days after completion of the Competing Transaction.

(c)

If this Agreement is terminated by either party, each party shall return all documents and other material received from or on behalf of the other party in connection with the transactions contemplated hereby, whether so obtained before or after the execution hereof.  All Confidential Information received by a party with respect to the business of the other party shall be treated in accordance with the restrictions set forth herein, which shall remain in full force and effect notwithstanding the termination of this Agreement.

Waiver, Extension and Amendment

The Company and the Target may jointly amend the Merger Agreement, and each the Company and the Target by action taken of authorized by their respective Boards of Directors may waive its right to require the other to adhere to the terms and conditions of the merger agreement and may extend the time for the performance of any obligations or other acts of the other parties.

Capital Structures of the Target Companies

The authorized capital stock of the Target consists of 20,000,000 shares of Common Stock, $0.001 par value per share ("Target Common Stock"), of which 1,000,000 shares were issued and outstanding.   All of the issued and outstanding shares of Target Common Stock have been duly authorized and validly issued and are fully paid and nonassessable. There is (i) no subscription, warrant, option, convertible security, or other right (contingent or otherwise exclusive of those held solely by Mr. Kelly) to purchase or acquire any shares of capital stock of the Company or any of its subsidiaries authorized or outstanding, (ii) no obligation (contingent or otherwise) to issue any subscription, warrant, option, convertible security or other such right or to issue or distribute to holders of any shares of its capital stock any evidences of indebtedness or assets of the Company or any of its subsidiaries, and (iii) no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any shares of the capital stock of the Company or any of its subsidiaries or any interest therein or to pay any dividend or make any other distribution in respect thereof. All of the issued and outstanding shares of capital stock of the Company have been offered, issued and sold by the Company in compliance with applicable federal and state securities laws.

(a)

On the Effective Date, Target will be merged with and into the Company’s subsidiary, Pharma Tech Solutions, Inc.  The separate existence of Target will NOT continue.   Pharma Tech Solutions, Inc. will be the surviving and operating entity in the Merger and it will continue to be governed by the laws of the State of Nevada.

(b)

On the Effective Date, without any action on the part of the stockholders thereof, CareDecision shall have no more than 295,000,000 shares of its common stock issued and outstanding, of which no more than 39,000,000 of the aforementioned shares shall be held in Escrow, or pledged to Escrow as security for an existing convertible note, with no more than 90,000,000 additional shares to be used to secure interim financing to effectuate the merger, and no more than 210,000 shares of Preferred stock issued and outstanding, except for the Preferred shares to be issued to Target as part of the Merger, and in the instance where a potential lender will require Preferred shares in lieu of the contemplated 90,000,000 additional common stock shares.  Existing Preferred shares may convert into no more than 4,000,000 additional shares of common stock, except in the instance where a potential lender will require Preferred shares in lieu of the contemplated 90,000,000 additional common stock shares.  All issued and outstanding shares of common stock of Target shall be exchanged according to the following formula:

(i)

CareDecision agrees to issue 42,500,000 common shares and Pharma Tech Solutions agrees to issue 39,375,000 common shares in exchange for all of the issued and outstanding shares of CareGeneration, Inc. . Share exchange shall be conducted on a pro-rata basis pursuant to the shareholder list provided by Target and to a mutually agreed upon formula, which is attached to this agreement as Schedule A.

 (ii) CareDecision agrees to place in Escrow, subject to an Escrow agreement and with an Escrow agent agreeable to the parties hereto, a total of 100,000,000 common shares which may be earned by CGI upon the reaching of certain revenue milestones from the period beginning with the execution hereof and ending, according to each respective milestone schedule, no later than December 31, 2005.  Each CareDecision share shall be exchanged for three and one half  (3.5) shares of Pharma Tech Solutions, Inc. common stock paid to shareholders of the former CareGeneration, Inc. subject to the milestones and share earn-outs are a listed below:

•

10,000,000 shares earned should CGI, either through its efforts or through the efforts of Ronald Kelly or KCWG, achieve as unit,  $15 million in wholesale pharmaceutical revenues in any two calendar months beginning October 1, 2004 and ending no later than March 31, 2005.

•

20,000,000 shares earned should CGI, either through its efforts or through the efforts of Ronald Kelly or KCWG, achieve as unit, $50 million in wholesale pharmaceutical revenue in any two fiscal (calendar) quarters beginning on January 1, 2005 and ending no later than June 30, 2005.

•

 20,000,000 shares earned should CGI, either through its efforts or through the efforts of Ronald Kelly or KCWG raise $1.5 million or more in equity capital for investment in CareDecision Corp. in the period beginning October 1, 2004 and ending no later than March 31, 2005.

•

50,000,000 shares earned should CGI, through its efforts or through the efforts of Ronald Kelly or KCWG, achieve as a unit, $100 million in wholesale pharmaceutical revenue in fiscal (calendar) year 2005.

(iii) CareDecision agrees to enter into a royalty agreement with Ronald Kelly, subject to usual and customary terms and conditions. This agreement shall yield a 5.75% royalty to Mr. Kelly or his assigns for a period of four years, based upon the gross profits of retail prescription drugs generated by the former CareGeneration, Inc. business unit (the expected retail mail order pharmaceutical sales).

(c)

The shareholders of Target will not be entitled to fractional Merger Shares as a result of the Merger pursuant to Section 407 of the NRS and no certificate or scrip for any such fractional shares shall be issued.

(d)

Any fractional share of CareDecision Common Stock that may result from the application of the exchange rates in Section 1.3(c) shall be rounded up or down to the nearest whole Merger Share, and any fractional share of CareDecision Common Stock that may result from the application of the exchange rates in Section 1.3(d) shall be rounded up or down to the nearest whole Reserved Merger Share.

(e)

The Merger shall have all the other effects provided by the Nevada Revised Statutes (“NRS”).

(f)

DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES:  No dividends or other distributions with respect to CareDecision Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered certificate with respect to the shares of Target Common Stock represented thereby until the holder of record of such certificate shall surrender such certificate.  Subject to applicable law, following surrender of any such certificate, there shall be paid to the record holder of the certificates representing whole shares of CareDecision Common Stock issued in exchange therefore, without interest at the time of such surrender, the amount of any such dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such shares of CareDecision Common Stock.

NUMBER OF STOCKHOLDERS OF TARGET; VOTE REQUIRED

Stockholders of Target

Number of Stockholders. As of the Record Date, the outstanding shares of Target Common Stock were held by 11 Stockholders of record.

Vote Required. The consent of each of the holders of a majority of the outstanding shares of Target Common Stock entitled to vote is required to approve (i) the Merger, (ii) the Merger Agreement and the transactions contemplated thereby pursuant to applicable law and (iii) the Company's Amended and Restated Articles of Incorporation and Amended and Restated Bylaws. Each share of Target Common Stock is entitled to one vote on the approval of the Merger.

Consent Obtained. The consent of Mr. Kelley, representing approximately 70.00% of the outstanding shares, was obtained on November 22, 2004.

ACCOUNTING TREATMENT OF THE MERGER

The Surviving Corporation will account for the Merger as a recapitalization of the Target. For accounting purposes, the financial statements of the Surviving Corporation will be substantially those of the Target, as adjusted for the merger. As such, its assets, liabilities, capital accounts, and share data will be retroactively restated to give effect to the merger, and the pre-merger historical financial statements of the Target will become those of the Surviving Corporation. In addition it is the intent of the two companies that the Merger will be treated as a tax-free reorganization for federal income tax purposes under Section 368 of the Internal Revenue Code of 1986 as amended.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following is a summary of certain of the material United States federal income tax consequences of the Merger that are applicable to Company Stockholders. This discussion is included for general information purposes only and is not intended to be, and is not, legal or tax advice to any particular Company Shareholder. No opinion of counsel will be issued as to the federal income tax effects of the merger.

This summary is based on the current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), and other legal authorities, all of which are subject to change, possibly with retroactive effect. No rulings from the Internal Revenue Service (the "IRS") or opinions of counsel have been or will be requested concerning the matters discussed below. The tax consequences set forth in the following discussion are not binding on the IRS or the courts, and no assurance can be given that contrary positions will not be successfully asserted by the IRS or adopted by a court.

The following discussion does not apply to certain Company Stockholders who, due to their particular circumstances, may be subject to special rules. Those Company Stockholders include Stockholders who are dealers in securities, financial institutions, insurance companies, tax-exempt organizations, foreign persons, stockholders who acquired their Company Common Stock through stock option or stock purchase programs or in other compensatory transactions, stockholders who acquired their Company Common Stock as qualified small business stock under Section 1202 of the Code, stockholders who do not hold their Company Common Stock as capital assets within the meaning of Section 1221 of the Code, stockholders who hold their Company Common Stock as part of an integrated investment, including a straddle, comprising shares of Company Common Stock and one or more other positions, or stockholders who have entered into a constructive sale of Company Common Stock under the Code.

EACH COMPANY STOCKHOLDER SHOULD CONSULT HIS, HER OR ITS OWN TAX ADVISOR TO DETERMINE THE PARTICULAR UNITED STATES FEDERAL INCOME TAX CONSEQUENCES AND OTHER TAX CONSEQUENCES OF THE MERGER TO THE STOCKHOLDER, INCLUDING ANY STATE, LOCAL AND FOREIGN TAX LAWS AND THE EFFECT OF ANY CHANGES IN SUCH LAWS.

Consequences of the Merger to Company Stockholders Not Exercising Dissenters' and Appraisal Rights.

The Merger is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code. Assuming the Merger does qualify as a reorganization, subject to the limitations and qualifications referred to herein, the Company's holders of Common Stock will generally not recognize gain or loss for United States federal income tax purposes as a result of the Merger.

THE FOREGOING SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER WITH RESPECT TO THE HOLDERS OF COMPANY COMMON STOCK IS WITHOUT REFERENCE TO THE PARTICULAR FACTS AND CIRCUMSTANCES OF ANY PARTICULAR HOLDER. IN ADDITION, THE FOREGOING SUMMARY DOES NOT ADDRESS ANY NON-INCOME TAX OR ANY FOREIGN, STATE OR LOCAL TAX CONSEQUENCES OF THE MERGER NOR DOES IT ADDRESS THE TAX CONSEQUENCES OF ANY TRANSACTIONS OTHER THAN THE MERGER OR ANY ASPECT OF THE MERGER NOT INVOLVING THE EXCHANGE OF COMPANY COMMON STOCK. ACCORDINGLY, EACH HOLDER OF COMPANY COMMON STOCK IS STRONGLY URGED TO CONSULT WITH SUCH HOLDER'S TAX ADVISOR TO DETERMINE THE PARTICULAR UNITED STATES FEDERAL, STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX CONSEQUENCES OF THE MERGER TO SUCH HOLDER.

APPENDIX A

MERGER AGREEMENT

MERGER AGREEMENT

This AGREEMENT AND PLAN OF MERGER (this "Agreement") is entered into as of November 24, 2004, between CareDecision Corp., a Nevada corporation ("COMPANY"), CareGeneration, Inc., a Nevada corporation; and includes the recent purchases by and transfers to CareGeneration of wholesale pharmaceutical licenses, retail pharmaceutical license applications now in process, client lists, receivables, business contacts and relationships and Goodwill from Kelly Company World Group, Inc., a Delaware corporation, in a private transaction.. (these transactions with and through  entities hereafter collectively known as “Target”).

AGREEMENT

NOW, THEREFORE, in consideration of the terms, conditions, agreements and covenants contained herein, and in reliance upon the representations and warranties contained in this Agreement, the parties hereto agree as follows:

Article 1

1.1

THE MERGER

Upon the terms and subject to the conditions hereof, as promptly as practicable following the satisfaction or waiver of the conditions set forth in Article V hereof, but in no event later than two days post the definitive 14c effective date, unless the parties shall otherwise agree, a certificate of merger (the "Certificate of Merger") providing for the merger (the “Merger”) of Target with and into the COMPANY’S wholly owned subsidiary, Pharma Tech Solutions, Inc. (the "Subsidiary") shall be duly prepared, executed and filed by the COMPANY, in accordance with the relevant provisions for a Nevada Corporation and the parties hereto shall take any other actions required by law to make the Merger effective.

Subsidiary will be the surviving corporation in the Merger.

1.2

EFFECTIVE TIME

If all of the conditions precedent to the obligations of each of the parties hereto as hereinafter set forth shall have been satisfied or shall have been waived, the Merger shall become effective (the time of such effectiveness is referred to herein as the "Effective Time") upon the filing of an agreement of merger, in the form set forth as Exhibit C hereto (the "Agreement of Merger"), with the Secretary of State of Nevada.  This shall take place on the Closing Date (as defined herein).

1.3

CONSIDERATION FOR THE MERGER

(a)

On the Effective Date, Target will merge with and into the Subsidiary.  The separate existence of Target will NOT continue.  Subsidiary will be the surviving and operating entity in the Merger and it will continue to be governed by the laws of the State of Nevada.

The Merger will not affect the Certificate of Incorporation and Bylaws of the COMPANY in effect as of the Effective Date.

(b)

On the Effective Date, without any action on the part of the stockholders thereof, COMPANY shall have no more than 295,000,000 shares of its common stock issued and outstanding, of which no more than 39,000,000 of the aforementioned shares shall be held in Escrow, or pledged to Escrow as security for an existing convertible note, with no more than 90,000,000 additional shares to be used to secure interim financing to effectuate the merger, and no more than 210,000 shares of Preferred stock issued and outstanding, except for the Preferred shares to be issued to Target as part of the Merger, and in the instance where a potential lender will require Preferred shares in lieu of the contemplated 90,000,000 additional common stock shares.  Existing Preferred shares may convert into no more than 4,000,000 additional shares of common stock, except in the instance where a potential lender will require Preferred shares in lieu of the contemplated 90,000,000 additional common stock shares.  All issued and outstanding shares of common stock of Target shall be exchanged according to the following formula:

(i)

COMPANY agrees to issue 42,500,000 common shares and the Subsidiary (the surviving and operating entity) agrees to issue 39,375,000 common shares in exchange for all of the issued and outstanding shares of  CareGeneration, Inc. . Share exchange ratios shall be determined just prior to closing and shall be based on a shareholder list to be provided by Target, which shall be attached to this agreement as Schedule A..

(ii) Preceding this transaction CareDecision agreed to issue the following:

Same as above:

 (iii) CareDecision agrees to place in Escrow, subject to an Escrow agreement and with an Escrow agent agreeable to the parties hereto, a total of 100,000,000 common shares which may be earned by CGI upon the reaching of certain revenue milestones from the period beginning with the execution hereof and ending, according to each respective milestone schedule, no later than December 31, 2005.  Each CareDecision shares shall be exchanged for three and one half  (3.5) shares of Pharma Tech Solutions, Inc. common stock paid to shareholders of the former CareGeneration, Inc. subject to the milestones and share earn-outs are a listed below:

•

10,000,000 shares earned should CGI, either through its efforts or through the efforts of Ronald Kelly or KCWG, achieve as unit,  $15 million in wholesale pharmaceutical revenues in any two calendar months beginning October 1, 2004 and ending no later than March 31, 2005.

•

20,000,000 shares earned should CGI, either through its efforts or through the efforts of Ronald Kelly or KCWG, achieve as unit, $50 million in wholesale pharmaceutical revenue in any two fiscal (calendar) quarters beginning on January 1, 2005 and ending no later than June 30, 2005.

•

 20,000,000 shares earned should CGI, either through its efforts or through the efforts of Ronald Kelly or KCWG raise $1.5 million or more in equity capital for investment in CareDecision Corp. in the period beginning October 1, 2004 and ending no later than March 31, 2005.

•

50,000,000 shares earned should CGI, through its efforts or through the efforts of Ronald Kelly or KCWG, achieve as a unit, $100 million in wholesale pharmaceutical revenue in fiscal (calendar) year 2005.

.

(iv) COMPANY agrees to enter into a royalty agreement with Ronald Kelly, subject to usual and customary terms and conditions. This agreement shall yield a 5.75% royalty to Mr. Kelly or his assigns for a period of four years, based upon the net revenues generated by the former CareGeneration, Inc. business unit (the expected retail mail order pharmaceutical sales).

(c)

The shareholders of Target will not be entitled to fractional Merger Shares as a result of the Merger pursuant to Section 407 of the NRS and no certificate or scrip for any such fractional shares shall be issued.

(d)

Any fractional share of COMPANY Common Stock that may result from the application of the exchange rates in Section 1.3(c) shall be rounded up or down to the nearest whole Merger Share, and any fractional share of COMPANY Common Stock that may result from the application of the exchange rates in Section 1.3(d) shall be rounded up or down to the nearest whole Reserved Merger Share.

(e)

The Merger shall have all the other effects provided by the Nevada Revised Statutes (“NRS”).

(f)

DISTRIBUTIONS WITH RESPECT TO UNEXCHANGED SHARES:  No dividends or other distributions with respect to COMPANY Common Stock with a record date after the Effective Time will be paid to the holder of any unsurrendered certificate with respect to the shares of Target Common Stock represented thereby until the holder of record of such certificate shall surrender such certificate.  Subject to applicable law, following surrender of any such certificate, there shall be paid to the record holder of the certificates representing whole shares of COMPANY Common Stock issued in exchange therefor, without interest at the time of such surrender, the amount of any such dividends or other distributions with a record date after the Effective Time theretofore payable with respect to such shares of COMPANY Common Stock.

1.4

EFFECT OF MERGER

As of the Effective Time, the effect of the Merger shall be as provided in this Agreement, the Agreement of Merger and the applicable provisions of the NRS, and each of the following shall occur:

(a)

The separate existence and corporate organization of Target shall NOT continue.  Subsidiary as the surviving corporation of the Merger, shall possess the rights, privileges, powers and franchises, and be subject to all the restrictions, disabilities and duties of, the constituent corporations in the manner specified in the NRS.

(b)

The Bylaws of Target, as in effect immediately prior to the Effective Time, shall be discontinued and the Bylaws of COMPANY will be in full force and effect after the consummation of this Merger.

(d)

Subsidiary Directors shall maintain their respective current positions, and Mr. Ronald Kelly from Target shall be elected as director of the surviving corporation and the COMPANY.  In addition, Target and COMPANY shall each elect one representative to the Board of Directors of the surviving corporation, and collectively Subsidiary directors and Mr. Kelly shall cause two outside directors to be elected to Target and the COMPANYwithin sixty days of the effective date of this Merger Agreement.

(e)

Target, without delay, shall gain all right, title and privilege of Target’s share ownership immediately upon the approval of the Merger the Company’s Board of Directors.

1.5

DISSENTING SHARES:

Notwithstanding anything to the contrary contained in this Agreement, any shares of capital stock of Target that, as of the Effective Time, are or may become "dissenting shares" under the NRS ("Dissenting Shares"), shall not be converted into or represent the right to receive COMPANY Merger Stock in accordance with this Agreement, and the holder or holders of such shares shall be entitled only to such rights as may be granted to such holder or holders under the NRS law; provided, however, that if the status of any such shares as "dissenting shares" shall not be perfected, or if any such shares shall lose their status as "dissenting shares," then, as of the later of the Effective Time or the time of the failure to perfect such status or the loss of such status, such shares shall automatically be converted into and shall represent only the right to receive (upon the surrender of the certificate or certificates representing such shares) COMPANY Common Stock in accordance with this Agreement.

1.6

FURTHER ACTION

If, at any time after the Effective Time, any further action is determined by COMPANY to be necessary or desirable to carry out the purposes of this Agreement, the officers and directors of COMPANY shall be fully authorized (in the name of Target) to take such action.

ARTICLE 2

2.     CONDUCT OF BUSINESS PENDING CLOSING; SHAREHOLDER APPROVAL

Target and COMPANY covenant that between the date hereof and the Closing Date (as hereinafter defined):

2.1

ACCESS/DUE DILIGENCE

Each party shall afford the others and their respective legal counsel, accountants and other representatives’ full access, during normal business hours, throughout the period prior to the Closing Date;

(a)

To all of the books, contracts and records of such party and shall furnish the other party during such period with all information concerning such party that the other parties may reasonably request; and

(b)

To its business premises and properties in order to conduct inspections at the requesting party's expense.

2.2

CONDUCT OF BUSINESS

During the period from the date hereof to the Closing Date, Target’s business shall be operated by Target in the usual and ordinary course of such business and in material compliance with the terms of this Agreement.  Without limiting the generality of the foregoing:

(a)

Target shall use its commercially reasonable efforts, consistent with past practice and policy, to: (i) keep available the services of the present employees and agents of Target; (ii) complete or maintain all existing material arrangements including but not limited to filings, licenses, affiliate arrangements, leases and other arrangements referred to in Sections 3.6(a) and 3.6(b) in full force and effect in accordance with their existing terms; (iii) maintain the integrity of all confidential information of Target; (iv) comply in all material respects with all applicable laws; and (v) preserve the goodwill of Target’s business and contractual relationships with, suppliers, customers and others having business relations with Target;

(b)

Neither COMPANY nor Target, without the written approval of the other party’s  respective Boards of Directors, shall: (i) sell or transfer any of its assets or property; (ii) shall make any distribution, whether by dividend or otherwise, to any of its shareholders, officers, directors or employees except for compensation due or accrued to employees, officers and/or directors, if any, and payments to associated companies for goods and services, in the usual and ordinary course of business; (iii) declare any dividend or other distribution; (iv) redeem or otherwise acquire any shares of its capital stock or other securities; (v) incur any material debt or other obligation; or (vi) agree to do any of the foregoing; and

(c)

Notwithstanding the provisions of Section 2.2(b) above, immediately prior to the Closing, COMPANY will be a clean public company with no legal liabilities of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise except as otherwise disclosed in its public filings or herein.

2.3

EXCLUSIVITY

During the period from the date of this Agreement until the earlier of termination of this Agreement or the Effective Time, each party agrees that without the other's prior written consent, it shall not and it shall not allow anyone acting on their behalf to, (A) directly or indirectly merge or consolidate with another entity or engage in a sale of substantial assets, sale of shares of capital stock (including without limitation by way of a tender offer, but excluding sales pursuant to any exercise of outstanding stock options) or similar transaction other than the transactions contemplated or expressly permitted by this Agreement and (B) solicit, entertain or encourage inquiries or proposals, or enter into, pursue, continue or carry on any discussions or negotiations, with respect to any transaction of the types referred to in clause (A) above with any person or entity.  Each party signing this Agreement will immediately cease and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore in respect of any such transaction.

Notwithstanding the foregoing, if an offer unsolicited by a party hereto ("Recipient"), their investment bankers or their representatives, agents or others is received prior to the Effective Time, consistent with the fiduciary obligation that Recipient may then owe to its shareholders, but only to the extent required by applicable law, such offer may be communicated to the Board of Directors of Recipient and approved by the Board consistent with their fiduciary duty, provided, however, that Recipient will not, except as required by applicable law, provide information to such offeror; Recipient will promptly (within 24 hours of receipt of any proposal or request for non-public information in connection with a potential proposal) advise such other party of the identity of such offeror, communicate to it the terms of any proposal which it may receive and deliver to it a copy of any such offer or request in writing.

2.4

FILING OF CURRENT REPORTS ON FORM 8-K

Promptly after execution of this Agreement, COMPANY shall file a Current Report on Form 8-K with the Commission to report the proposed Merger and the terms thereof.

2.5

COMPANY VOTING AGREEMENTS

The shareholders of COMPANY are not required to vote for approval, in favor of the Agreement and in favor of the consummation of the Merger pursuant to NRS 78.320(2).

2.6

TARGET VOTING AGREEMENTS

The controlling shareholder of Target, Mr. Kelly, shall execute an agreement to vote his shares of Target stock in favor of the Agreement and in favor of the consummation of the Merger.

ARTICLE 3

3.

REPRESENTATIONS AND WARRANTIES OF TARGET

Except as set forth in Target’s Disclosure Schedule, Target represents and warrants, as of the date hereof and as of the Closing to COMPANY as follows, with the knowledge and understanding that COMPANY is relying materially upon such representations and warranties (The term "Knowledge" as used in this Agreement with respect to a party's awareness of the presence or absence of a fact, event or condition shall mean (a) actual knowledge, or (b) the knowledge that would be obtained if such party conducted itself faithfully and exercised a sound discretion in the management of his own affairs):

3.1

ORGANIZATION AND STANDING

Target is comprised of CareGeneration, Inc., a Nevada corporation.  The operations of CareGeneration, Inc. (“CGI”) have recently changed when CGI acquired the businesses, clients, receivables and pharmaceutical distribution licenses acquired from Kelly Company World Group, Inc. Entities, These two corporations are duly organized, validly existing and in good standing under the laws of their respective domiciles.  Target, through Ronald Kelly has all requisite duty and/or corporate power to carry on its business as it is now being conducted and is duly qualified to do business as a domestic corporation and/or proprietorship and is in good standing in the jurisdiction where such qualification is necessary under applicable law except where the failure to qualify (individually or in the aggregate) will not have any material adverse effect on the business or prospects of Target.  The copies of the Articles of Incorporation, By-laws and minute books of the Target entities, as amended to date and delivered to COMPANY, are true and complete copies of these documents as now in effect.  The minute books of COMPANY are accurate in all material respects.

3.2

CAPITALIZATION

(a)

Target is currently organized into several corporate entities. Target’s entity CareGeneration, Inc., a Nevada corporation, is authorized to issue 20,000,000 shares of Common Stock, par value $.001 per share, of which 1,000,000 are issued and outstanding. All of such shares of capital stock that are issued and outstanding are duly authorized, validly issued and outstanding, fully paid and non-assessable, and were not issued in violation of the preemptive rights of any person.  There are no subscriptions, warrants, rights or calls or other commitments or agreements to which Target is a party or by which it is bound, calling for any issuance, transfer, sale or other disposition of any class of securities of Target. However, Target has from time to time borrowed monies to facilitate the operations of its corporate entities and under agreements with the lenders have paid loan interest in common stock shares.

.

There are no outstanding securities convertible into or exchangeable for Common Stock or any other securities of Target.  There are no outstanding warrants to purchase Target Common Stock.

(b)

All outstanding shares of Target Common Stock have been issued and granted in compliance with (i) all applicable securities laws and other applicable legal requirements, and (ii) all material requirements set forth in applicable Contracts, (as hereinafter defined), or as described within this Agreement.

3.3

SUBSIDIARIES

Target owns no subsidiaries. However, it does own or have an interest in other corporations, partnerships, joint ventures or other entities.

3.4

AUTHORITY

Target has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been, or will have been by the Closing, duly authorized by all necessary corporate action on the part of Target subject to the approval of the Merger by Target’s shareholders.

The Board of Directors of Target corporations have unanimously (i) approved this Agreement and the Merger, (ii) determined that in its opinion the Merger is in the best interests of the shareholders of Target, and is on terms that are fair to such shareholders (iii) recommended that the shareholders of Target corporations approve this Agreement and the Merger.  This Agreement constitutes, and all other agreements contemplated hereby will constitute, when executed and delivered by Target in accordance herewith, the valid and binding obligations of Target, enforceable in accordance with their respective terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and (ii) general principles of equity.

3.5

ASSETS

Target has good and marketable title to or licenses to all of the assets and properties, which it purports to own as reflected on the most recent balance sheet comprising a portion of the Target’s Financial Statements (as hereinafter defined), or thereafter acquired, or are otherwise useful in the business of Target.  No material portion of the assets of Target is subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefore, nor, to its Knowledge, has any such condemnation, expropriation or taking been proposed.  None of the material assets of Target are subject to any restriction that would prevent continuation of the use currently made thereof or materially adversely affect the value thereof.

3.6

CONTRACTS AND OTHER COMMITMENTS

Unless otherwise disclosed in a Schedule hereto, Target is not a party to or bound by any of the following:

(i)

Employment or consulting agreement that has an annual future liability in excess of $250,000 and is not terminable by Target upon notice of not more than 60 days for a cost of less than $250,000;

(ii)

Employee collective bargaining agreement or other contract with any labor union;

(iii)

Covenant of Target not to compete or otherwise restricting the operations of Target;

(iv)

Agreement, contract or other arrangement with any current or former officer, director or employee of Target or any Affiliate of Target other than employment agreements covered by clause (i) above;

(v)

Lease or similar agreement with any person under which (A) Target is lessee of or holds or uses any machinery, equipment, vehicle or other tangible personal property owned by any other Person or (B) Target is a lessor or sublessor of, or makes available for use by any other Person, any tangible personal property owned or leased by Target, which in any case or in the aggregate have a total future liability or receivable, as the case may be, in excess of $150,000 and are not terminable by Target upon  notice of not more than 60 days for a cost of less than $150,000;

(vi)

(A) continuing contract for the future purchase of materials, supplies or equipment, (B) management, service, consulting or other similar type of contract or (C) advertising agreement or arrangement, which in any case or in the aggregate have a total future liability in excess of $150,000 and are not terminable by Target upon notice of not more than 60 days for a cost of less than $150,000;

(vii)

Material license, option or other agreement relating in whole or in part to (A) Target Intellectual Property, including any license or other agreement under which Target is licensee or licensor thereof, or (B) trade secrets, confidential information or other proprietary rights and processes of Target;

(viii)

Agreement, contract or other instrument under which Target corporations have borrowed any money, excluding trade debt, from, or issued any note, bond, debenture or other evidence of indebtedness to any other Person, other than Ronald Kelly, that in any individual case is in excess of $50,000,

(ix)

Agreement, contract or other instrument under which (A) any Person, other than Ronald Kelly, has directly or indirectly guaranteed indebtedness, liabilities or obligations of the Target corporations or (B) Target corporations have directly or indirectly guaranteed indebtedness, liabilities or obligations, other than trade obligations or indebtedness, of any other Person that in any individual case is in excess of $150,000;

(x)

Agreement, contract or other instrument under which Target corporations have, directly or indirectly, made any advance, loan, extension of credit or capital contribution to, or other investment in, any other Person that in any individual case is in excess of $150,000;

(xi)

Agreement, contract or other instrument providing for indemnification of any Person with respect to liabilities relating to any current or former business of Target corporations; or

(xii)

Other agreement, contract or other instrument to which Target corporations are a party or by or to which it or any of its assets or business is bound or subject that has an aggregate future liability to any other Person in excess of $100,000 and is not terminable by Target corporations upon notice of not more than 60 days for a cost of less than $100,000.

3.7

LITIGATION

Except as described in the Target Schedule attached hereto, Target represents that there is no claim, action, proceeding, or investigation pending or, to its knowledge, threatened against or affecting any Target entity, or an officer or director of a Target entity, before or by any court, arbitrator or governmental agency or authority which, in its reasonable judgment, could have a material adverse effect on the operations or prospects of Target.  There is no strike or unresolved labor dispute relating to Target’s employees who, in its judgment, could have a material adverse effect on the business or prospects of Target.  There are no decrees, injunctions or orders of any court, governmental department, agency or arbitration outstanding against Target or asserted against Target that has not been paid.

3.8

TAXES

For purposes of this Agreement, (A) "Tax" (and, with correlative meaning, Taxes") shall mean any federal, state, local or foreign income, alternative or add- on minimum, business, employment, franchise, occupancy, payroll, property, sales, transfer, use, value added, withholding or other tax, levy, impost, fee, imposition, assessment or similar charge together with any related addition to tax, interest, penalty or fine thereon; and (B) "Returns" shall mean all returns (including, without limitation, information returns and other material information), reports and forms relating to Taxes.

(a)

Target has duly filed all Returns required to be filed by it other than Returns (individually and in the aggregate) where the failure to file would have no material adverse effect on the business or prospects of Target.  All such Returns were, when filed, and to the Knowledge of Target are, accurate and complete in all material respects and were prepared in conformity with applicable laws and regulations.  Target has paid or will pay in full or has adequately reserved against all Taxes otherwise assessed against it through the Closing Date.

(b)

Target is not a party to any pending action or proceeding by any governmental authority for the assessment of any Tax, and, to the Knowledge of Target, no claim for assessment or collection of any Tax related to Target has been asserted against Target that has not been paid. There are no Tax liens upon the assets of Target (other than liens for taxes not yet due and payable).

(c)

Neither Target nor any of its subsidiaries has taken, agreed to take or will take any action that would reasonably be expected to prevent the Merger from constituting a reorganization within the meaning of Section 368(a) of the Code.

3.9

COMPLIANCE WITH LAWS AND REGULATIONS

Target has complied and is presently complying, in all material respects, with all laws, rules, regulations, orders and requirements (federal, state local and foreign) applicable to it the appropriate jurisdictions where the business of Target is conducted or to which Target is subject, including, without limitation, all applicable federal and state securities laws, civil rights and equal opportunity employment laws and regulations, and all federal, antitrust, antimonopoly and fair trade practice laws, except where the failure to comply could not reasonably be expected to have a material adverse effect on Target.  There has been no assertion by any party that Target is in violation in any material respect of any such laws, rules, regulations, orders, restrictions or requirements with respect to its operations and no notice in that regard has been received by Target.

3.10

ENVIRONMENTAL MATTERS

(a) Except as to the extent that it has not had, and could not reasonably be expected to have, individually or in the aggregate, a material adverse affect on Target, (i) Target is not in violation of any Environmental Law applicable to either of them.

(b) For purposes of this Agreement, "Environmental Law" means any federal, state, local or foreign laws and any enforceable judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to: (A) releases or threatened releases of Hazardous Substances or materials containing Hazardous Substances; (B) the manufacture, handling, transport, use, treatment, storage or disposal of Hazardous Substances or materials containing Hazardous Substances; or (C) otherwise relating to pollution or protection of the environment, health, safety or natural resources.

(c) For purposes of this Agreement, "Hazardous Substances" means: (i) those substances defined in or regulated under the following federal statutes and their state counterparts and all regulations thereunder: the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act, the Federal Insecticide, Fungicide, and Rodenticide Act and the Clean Air Act; (ii) petroleum and petroleum products, including crude oil and any fractions thereof; (iii) natural gas, synthetic gas, and any mixtures thereof; (iv) polychlorinated biphenyls, asbestos and radon; (v) any other contaminant; and (vi) any substance, material or waste regulated by any federal, state, local or foreign Governmental Entity pursuant to any Environmental Law.

3.11

NO CONFLICTS

The making and performance of this Agreement will not (i) conflict with or violate the Articles of Incorporation or the By-laws of Target entities, (ii) violate any laws, ordinances, rules, or regulations, or any order, writ, injunction or decree to which Target is a party or by which Target or any of its businesses, or operations may be bound or affected or (iii) result in any breach or termination of, or constitute a default under, or constitute an event which, with notice or lapse of time, or both, would become a default under, or result in the creation of any encumbrance upon any material asset of Target under, or create any rights of termination, cancellation or acceleration in any person under, any Contract, except in the case of (ii) or (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not have a material adverse effect on Target.

3.12

EMPLOYEES

Target has no employees that are represented by any labor union or collective bargaining unit.

3.13

FINANCIAL STATEMENTS

The Target Disclosure Schedule contains unaudited balance sheets of Target entities for the periods ending December 31, 2002, December 31, 2003 and June 30, 2004 and related audited income statement of Target for the year then ended and an unaudited balance sheet dated as of March 31, 2004 and related unaudited income statement of Target for the period ended at such date (collectively the "Financial Statements").  The Financial Statements present fairly, in all material respects, the financial position on the dates thereof and results of operations of Target for the periods indicated, prepared in accordance with generally accepted accounting principles ("GAAP") consistently applied.  There are no assets of Target, the value of which is materially overstated in said balance sheets.

3.14

ABSENCE OF CERTAIN CHANGES OR EVENTS

Since December 31, 2003 (the "Target Balance Sheet Date"), there has not been:

(a)

Any material adverse change in the financial condition, properties, assets, liabilities or business of Target;

(b)

Any material damage, destruction or loss of any material properties of Target, whether or not covered by insurance;

(c)

Any material adverse change in the manner in which the business of Target has been conducted;

(d)

Any material adverse change in the treatment and protection of trade secrets or other confidential information of Target; and

(e)

Any occurrence not included in paragraphs (a) through (d) of this Section 3.14 which has resulted, or which Target has reason to believe, might be expected to result in a material adverse change in the business or prospects of Target.

3.15

GOVERNMENT LICENSES, PERMITS, AUTHORIZATIONS

Target has all material governmental licenses, permits, authorizations and approvals necessary for the conduct of its business as currently conducted ("Licenses and Permits").

3.16

EMPLOYEE BENEFIT PLANS

(a)

The Target has no, material deferred compensation, material incentive compensation, stock purchase, stock option, severance pay, termination pay, hospitalization, medical, insurance, supplemental unemployment benefits, profit-sharing, pension or retirement plan, program or material agreement.

(b)

Target has not maintained, sponsored or contributed to, any employee pension benefit plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) or any similar pension benefit plan under the laws of any foreign jurisdiction.

(c)

Neither the execution, delivery or performance of this Agreement, nor the consummation of the Merger or any of the other transactions contemplated by this Agreement, will result in any bonus, golden parachute, severance or other similar payment or obligation to any current or former employee or director of Target, or result in any acceleration of the time of payment, provision or vesting of any such benefits.  Without limiting the generality of the foregoing the consummation of the Merger will not result in the acceleration of vesting of any unvested Target Options.

3.17

BUSINESS LOCATIONS

Other than as set forth in the Target Disclosure Schedule, Target does not own or lease any material real or personal property in any state or country.

3.18

INTELLECTUAL PROPERTY

The Merger Agreement includes any and all of Target’s intellectual property, including computer software, trademarks, trade names, service marks, service names, brand names, copyrights and patents, registrations thereof and applications therefore, applicable to or used in the business of Target, together with a complete list of all material licenses granted by or to Target with respect to any of the above.

All such trademarks, trade names, service marks, service names, brand names, copyrights and patents are owned by Target, free and clear of all liens, claims, security interests and encumbrances of any nature whatsoever.  Target is not currently in receipt of any notice of any violation or infringements of, and Target is not knowingly violating or infringing, the rights of others in any trademark, trade name, service mark, copyright, patent, trade secret, know-how or other intangible asset.  The proprietary assets listed on Exhibit H constitute all the proprietary assets necessary to enable Target to conduct their business in the manner in which such business has been and is being conducted.  Target has not (i) licensed any of the material proprietary assets to any person or entity on an exclusive basis, or (ii) entered into any covenant not to compete or agreement limiting its ability to exploit fully any proprietary asset or to transact business in any market or geographical area or with any person or entity.

3.19

EXISTING ARRANGEMENT

Target has no knowledge that, either as a result of the actions contemplated hereby or for any other reason (exclusive of expiration of a contract upon the passage of time), any entity having an arrangement with Target will not continue to conduct business with COMPANY after the Closing Date in substantially the same manner as it has conducted business with Target in the past.

3.20

GOVERNMENTAL APPROVALS

Except as set forth in Section 1.2 as to the filing of the Agreement of Merger, no authorization, license, permit, franchise, approval, order or consent of, and no registration, declaration or filing by Target with, any governmental authority, domestic or foreign, federal, state or local, is required in connection with Target’s execution, delivery and performance of this Agreement.

3.21

TRANSACTIONS WITH AFFILIATES

Excluding obligations to Ronald Kelly, Target is not indebted for money borrowed, either directly or indirectly, from any of its officers, directors, or any Affiliate (as defined below), in any amount whatsoever; nor are any of its officers, directors, or Affiliates indebted for money borrowed from Target; nor are there any transactions of a continuing nature between Target and any of its officers, directors, or Affiliates not subject to cancellation which will continue beyond the Effective Time, including, without limitation, use of the assets of Target for personal benefit with or without adequate compensation.  For purposes of this Agreement, the term "Affiliate" shall mean any person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified. As used in the foregoing definition, the term (i) "control" shall mean the power through the ownership of voting securities, contract or otherwise to direct the affairs of another person and (ii) "person" shall mean an individual, firm, trust, association, corporation, partnership, government (whether federal, state, local or other political subdivision, or any agency or bureau of any of them) or other entity.

3.22

NO DISTRIBUTIONS

Target has not made nor has any intention of making any distribution or payment to any of its shareholders in respect of Target stock.

3.23

LIABILITIES

Excluding obligations to Ronald Kelly. Target has no material direct or indirect indebtedness, liability, claim, loss, damage, deficiency, obligation or responsibility, fixed or unfixed, choate or inchoate, liquidated or unliquidated, secured or unsecured, accrued, absolute, contingent or otherwise ("Liabilities"), whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement, other than (i) Liabilities fully and adequately reflected or reserved against on the Target Balance Sheet, (ii) Liabilities incurred since the Target Balance Sheet Date in the ordinary course of the business of Target, or (iii) Liabilities otherwise disclosed in this Agreement, including the exhibits hereto and the Target Disclosure Schedule.

3.24

ACCOUNTS RECEIVABLE

All accounts receivable of Target reflected on the Balance Sheet are valid receivables subject to no material setoffs or counterclaims and are current and, to the Knowledge of Target, collectible (within 90 days after the date on which it first became due and payable), net of the applicable reserve for bad debts reflected in the financial statements provided to COMPANY.  To Target’s Knowledge, all accounts receivable reflected in the financial or accounting records of Target are valid receivables and are collectible subject to no material setoffs or counterclaims.

3.25

NO OMISSIONS OR UNTRUE STATEMENTS

To the best of its Knowledge, no representation or warranty made by Target to COMPANY in this Agreement, the Target Disclosure Schedule or in any certificate of a Target’s officer required to be delivered to COMPANY pursuant to the terms of this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading as of the date hereof.

3.26

INSURANCE

Target acknowledges that it has maintained all required material insurance policies and all material self-insurance programs and arrangements relating to the business, assets and operations of Target.  Each of such insurance policies is in full force and effect.

ARTICLE 4

4

REPRESENTATIONS AND WARRANTIES OF COMPANY

Except as set forth in the COMPANY Disclosure Schedule, COMPANY represents and warrants to Target as follows, as of the date hereof, and as of the Closing Date:

4.1

ORGANIZATION AND STANDING OF COMPANY

COMPANY is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power to carry on its business as now conducted and to own its assets and is duly qualified to transact business as a foreign corporation in each state where such qualification is necessary except where the failure to qualify will not have a material adverse effect on the business or prospects of COMPANY.  The copies of the Articles of Incorporation, By-laws and minutes of COMPANY, as amended to date, and delivered to Target, are true and complete copies of those documents as now in effect.  The minute books of COMPANY are accurate in all material respects.

4.2

ORGANIZATION AND STANDING OF SUBSIDIARIES

At the closing of the transactions described herein, COMPANY is duly organized, validly existing and in good standing under the laws of the State of Nevada, and has the corporate power to carry on its business as now conducted and to own its assets and is duly qualified to transact business as a foreign corporation in each state where such qualification is necessary except where the failure to qualify will not have a material adverse effect on the business or prospects of COMPANY.  The copies of the Certificate of Incorporation, By-laws and minutes of COMPANY, as amended to date, and delivered to Target, are true and complete copies of those documents as now in effect.

4.3

SUBSIDIARIES

The  COMPANY owns three subsidiaries: Pharma Tech Solutions, Inc., a Nevada Corporation, and  PDA Services, Inc., a Nevada Corporation, and Medicius, Inc., a Nevada Corporation..

4.4

CAPITALIZATION OF COMPANY

The authorized capital stock of COMPANY consists of 1,250,000,000 shares of Common Stock, par value $.001 and 5,000,000 shares of Preferred Stock, par value $.001.  As of November 24, there are 259,205,421 shares of Common Stock and 207,526 shares of Preferred stock were issued and outstanding.  Such outstanding shares of Common Stock are duly authorized, validly issued, fully paid, and non-assessable.  The COMPANY Merger Stock to be issued pursuant to this Agreement, when issued in accordance with the terms of this Agreement, will be duly authorized, validly issued, fully paid and non-assessable.

4.5

AUTHORITY

COMPANY has all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been, or will have been by the Closing, duly authorized by all necessary corporate action on the part of COMPANY subject to the approval of the Merger by COMPANY’s shareholders.  The Board of Directors of COMPANY have unanimously (i) approved this Agreement and the Merger, (ii) determined that in its opinion the Merger, subject to the terms of this Agreement, is in the best interests of the shareholders of COMPANY, respectively, and is on terms that are fair to such shareholders.  This Agreement constitutes, and all other agreements contemplated hereby will constitute, when executed and delivered by COMPANY in accordance herewith, the valid and binding obligations of COMPANY, enforceable in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, moratorium or other similar laws affecting or relating to creditors' rights generally, and (ii) general principles of equity.

4.6

ASSETS

COMPANY has good and marketable title to all of the assets and properties, which it purports to own as reflected on the balance sheet included in the COMPANY Financial Statements (as hereinafter defined), or thereafter acquired.  No material portion of the assets of COMPANY are subject to any governmental decree or order to be sold or is being condemned, expropriated or otherwise taken by any public authority with or without payment of compensation therefore, nor, to its knowledge, has any such condemnation, expropriation or taking been proposed.  None of the material assets of COMPANY are subject to any restriction that would prevent continuation of the use currently made thereof or materially adversely affect the value thereof.

4.7

CONTRACTS AND OTHER COMMITMENTS

COMPANY is not a party to or bound by any of the following:

(i)

Employment or consulting agreement that has an aggregate future liability in excess of $150,000 and is not terminable by COMPANY upon notice of not more than 60 days for a cost of less than $25,000;

(ii)

Employee collective bargaining agreement or other contract with any labor union;

(iii)

Covenant of COMPANY not to compete or otherwise restricting the operations of COMPANY;

(iv)

Agreement, contract or other arrangement with any current or former officer, director or employee of COMPANY or any Affiliate of COMPANY other than employment and consulting agreements covered by clause (i) above;

(v)

Lease or similar agreement with any person under which (A) COMPANY is lessee of or holds or uses any machinery, equipment, vehicle or other tangible personal property owned by any other Person or (B) COMPANY is a lessor or sublessor of, or makes available for use by any other Person, any tangible personal property owned or leased by COMPANY, which in any case or in the aggregate have a total future liability or receivable, as the case may be, in excess of $50,000 and are not terminable by COMPANY upon notice of not more than 60 days for a cost of less than $10,000;

(vi)

(A) continuing contract for the future purchase of materials, supplies or equipment, (B) management, service, consulting or other similar type of contract or (C) advertising agreement or arrangement, which in any case or in the aggregate have a total future liability in excess of $50,000 and are not terminable by COMPANY upon notice of not more than 60 days for a cost of less than $10,000;

(vii)

Material license, option or other agreement relating in whole or in part to (A) the COMPANY Intellectual Property, including any license or other agreement under which COMPANY is licensee or licensor thereof, or (B) trade secrets, confidential information or other proprietary rights and processes of COMPANY;

(viii)

Except as described below, COMPANY has no Agreement, contract or other instrument under which COMPANY has borrowed any money from, or issued any note, bond, debenture or other evidence of indebtedness to, any other Person that in any individual case is in excess of $75,000;

M and E Equities, LLC Renegotiated Note

Based on terms negotiated on March 4, 2002, and after a further documentation process that was completed on April 23, 2002, Medicius, Inc., the Company’s merger partner in its June 2002 merger, was loaned $475,000 from M and E Equities, LLC (M&E) (as previously discussed in Note 6).  A condition of the loan stipulated that Medicius, Inc. complete its merger with the Company and become a fully reporting public company.  As of December 31, 2003, after a partial payment of interest and principal and a settlement of a legal dispute that arose over this note and other issues, the remaining value of the note and accrued interest was $522,527.  On March 2, 2004, the Company renegotiated its debt with M&E.  The terms of the agreement are stipulated as follows:

•

$320,000 is paid to M&E by Wells & Company, Inc., Lima Capital, Inc., JC Financial, Inc. and Corporate Architects, Inc. to satisfy a remaining principal amount of $400,000.

•

M&E agreed to transfer 10,000,000 of the Class A Warrants, formerly issued by Medicius, Inc., with an expiration date of January 5, 2005 to Empyreon.net Corp. for $30,000, and 2,000,000 Class A Warrants to Mr. Moshe Mendlowitz for $20.00.  The Company incurred interest expense during the six months ended June 30, 2004 totaling $405,700, the deemed value of the Warrants on the transfer date based on the Black-Scholes Valuation Model.

•

The outstanding note balance of $200,526 was recapitalized into 207,526 shares of the Company’s $0.001 par value Class A 2002 Convertible Preferred Stock and registered in M&E’s name.  Each share of Class A 2002 Convertible Preferred Stock is convertible into 18 shares (3,717,468 total) of the Company’s $0.001 par value common stock at $0.055556 per share.  M&E agrees to hold the Preferred Shares for a minimum of one year, pursuant to Rule 144, with no conversions allowed during that period of time.  After the one year, M&E may convert and sell only 500,000 shares of the Company’s $0.001 par value common stock every 60 days as permissible by Rule 144.

Pinnacle Investment Partners, LP Promissory Note

On March 24, 2004, the Company was loaned $700,000 from Pinnacle Investment Partners, LP (Pinnacle).  The Secured Convertible Promissory Note bears interest at the rate of 12% per annum, matured on September 25, 2004, except if extended for an additional six months at the option of the company, and is secured by 14,000,000 shares, later raised to 17,000,000 shares and then 19,000,000 shares of the Company’s $0.001 par value common stock.  The note was extended by the company as of September 24, 2004.  Pinnacle may, at its option, at any time from time to time, elect to convert some or all of the then-outstanding principal of the Note into shares of the Company’s $0.001 par value common stock at a conversion price of $0.045 per share, unless such conversion would result in Pinnacle being deemed the “beneficial owner” of 4.99% or more of the then-outstanding Common Shares within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended.  In the event the Company fails to pay any installment or principal or interest when due, the interest rate will then accrue at a rate of 24% per annum on the unpaid balance until the payment default is cured.

(ix)

Except for trade instruments, which vary from time to time, COMPANY has no Agreement, contract or other instrument under which (A) any Person has directly or indirectly guaranteed indebtedness, liabilities or obligations of COMPANY or (B) COMPANY has directly or indirectly guaranteed indebtedness, liabilities or obligations of any other Person that in any individual case is in excess of $25,000;

(x)

Except for trade arrangements associated with its Residenceware product implementations, which vary in size and dollar amount from time to time, COMPANY has no Agreement, contract or other instrument under which COMPANY has, directly or indirectly, made any advance, loan, extension of credit or capital contribution to, or other investment in, any other Person that in any individual case is in excess of $25,000;

(xi)

Except for trade arrangements associated with its Residenceware product implementations, which vary in size and dollar amount from time to time, COMPANY has no Agreement, contract or other instrument providing for indemnification of any Person with respect to liabilities relating to any current or former business of COMPANY; or

(xii)

COMPANY has no other agreement, contract or other instrument to which COMPANY is a party or by or to which it or any of its assets or business is bound or subject that has an aggregate future liability to any other Person in excess of $100,000 and is not terminable by COMPANY upon notice of not more than 60 days for a cost of less than $25,000.

4.8

LITIGATION

There is no material claim, action, proceeding, or investigation pending or, to COMPANY’s knowledge, threatened against or affecting COMPANY before or by any court, arbitrator or governmental agency or authority.  There are no material decrees, injunctions or orders of any court, governmental department, agency or arbitration outstanding against COMPANY.

4.9

TAXES

COMPANY has duly filed all Returns required to be filed by it other than Returns which the failure to file would have no material adverse effect on the business of COMPANY. All such Returns were, when filed, and to COMPANY’s Knowledge are, accurate and complete in all material respects and were prepared in conformity with applicable laws and regulations.  COMPANY has paid or will pay in full prior to the Effective Time, or has adequately reserved against all Taxes otherwise assessed against it through the Closing Date.  COMPANY is not a party to any pending action or proceeding by any governmental authority for the assessment of any Tax, and, to the Knowledge of COMPANY, no claim for assessment or collection of any Tax has been asserted against COMPANY that have not been paid.  There are no Tax liens upon the assets of COMPANY.  COMPANY has not taken, agreed to take or will take any action that would reasonably be expected to prevent the Merger from constituting reorganization within the meaning of Section 368(a) of the Code.

4.10

COMPLIANCE WITH LAWS AND REGULATIONS

COMPANY has complied and is presently complying, in all material respects, with all applicable laws, rules, regulations, orders and requirements (federal, state local and foreign) in all jurisdictions in which its operations are conducted or to which it is subject, including, without limitation, all applicable federal and state securities laws, civil rights and equal opportunity employment laws and regulations, and all federal, antitrust, antimonopoly and fair trade practice laws.  There has been no assertion by any party that COMPANY is in violation in any material respect of any such laws, rules, regulations, orders, restrictions or requirements with respect to its operations and no notice in that regard has been received by COMPANY.

4.11

ENVIRONMENTAL MATTERS

(i) COMPANY is not in violation of any Environmental Law; (ii) none of the properties formerly owned, leased or operated by COMPANY (including, without limitation, soils and surfaces and ground waters) are contaminated with any Hazardous Substance; (iii) COMPANY is not liable for any off-site contamination by Hazardous Substances; (iv) COMPANY is not liable for any violation under any Environmental Law (including, without limitation, pending or threatened liens); (v) COMPANY has all material Environmental Permits; and (vi) neither the execution of this Agreement nor the consummation of the transactions contemplated herein will require any investigation, remediation or other action with respect to Hazardous Substances, or any notice to or consent of Governmental Entities or third parties, pursuant to any applicable Environmental Law or Environmental Permit.

4.12

NO CONFLICT

The making and performance of this Agreement will not (i) conflict with the Articles of Incorporation, Certificate of Incorporation or the By-laws of COMPANY, (ii) violate any laws, ordinances, rules, or regulations, or any order, writ, injunction or decree to which COMPANY is a party or by which any of its material assets, business, or operations may be bound or affected or (iii) result in any breach or termination of, or constitute a default under, or constitute an event which, with notice or lapse of time, or both, would become a default under, or result in the creation of any encumbrance upon any material asset of COMPANY, or create any rights of termination, cancellation, or acceleration in any person under, any material agreement, arrangement, or commitment, or violate any provisions of any laws, ordinances, rules or regulations or any order, writ, injunction, or decree to which COMPANY is a party or by which COMPANY, or any of its material assets may be bound, except in the case of (ii) or (iii) for any such conflicts, violations, defaults, terminations, cancellations or accelerations which would not have a material adverse effect on COMPANY.

4.13

EMPLOYEES

COMPANY does not have any employees that are represented by any labor union or collective bargaining unit.

4.14

BUSINESS LOCATIONS

COMPANY’s lease expired September 30, 2004.  The company continues to lease the same space on a month to month basis. COMPANY intends to renew the lease provided COMPANY’s landlord provides certain leasehold improvements.  COMPANY has not secured an alternate lease in any state or country.

4.15

INTELLECTUAL PROPERTY

COMPANY is not currently in receipt of any notice of violation or infringements to the rights of others in any trademark, trade name, service mark, copyright, patent, trade secret, know-how or other intangible asset.

4.16

GOVERNMENTAL APPROVALS

Except as set forth in Section 1.2 as to the filing of the Agreement of Merger, no authorization, license, permit, franchise, approval, order or consent of, and no registration, declaration or filing by COMPANY or its subsidiaries with, any governmental authority, domestic or foreign, federal, state or local, is required in connection with execution, delivery and performance of this Agreement.

4.17

TRANSACTIONS WITH AFFILIATES

COMPANY is not indebted for money borrowed, either directly or indirectly, from any Affiliate, in any amount whatsoever; nor are any of its officers, directors, or Affiliates indebted for money borrowed from COMPANY or its subsidiaries; nor are there any transactions of a continuing nature between COMPANY and any of its officers, directors, or Affiliates not subject to cancellation which will continue beyond the Effective Time, including, without limitation, use of the assets of COMPANY or its subsidiaries for personal benefit with or without adequate compensation.

4.18

EXISTING ARRANGEMENTS

COMPANY has no knowledge that, either as a result of the actions contemplated hereby or for any other reason (exclusive of expiration of a contract upon the passage of time), any entity having an arrangement with COMPANY will not continue to conduct business with COMPANY after the Closing Date in substantially the same manner as it has conducted business with COMPANY in the past.

4.19

NO DISTRIBUTIONS

COMPANY has not made nor has any intention of making any distribution or payment to any of its shareholders in respect of COMPANY stock. would address this via independent corporate minutes exclusive of this transaction

4.20

ACCOUNTS RECEIVABLE

All accounts receivable of COMPANY reflected on the COMPANY Balance Sheet are valid receivables subject to no material setoffs or counterclaims and are current and, to COMPANY’S Knowledge, collectible (within 90 days after the date on which it first became due and payable), net of the applicable reserve for bad debts reflected in the financial statements provided to Target or in the COMPANY Disclosure Schedule.  To the knowledge of COMPANY, all accounts receivable reflected in the financial or accounting records of COMPANY are valid receivables and are collectible subject to no material setoffs or counterclaims.

4.21

SEC DISCLOSURES

(a)

COMPANY has delivered or made available to Target (including through the SEC EDGAR system) accurate and complete copies (excluding copies of exhibits) of each report, registration statement and definitive proxy statement filed by COMPANY with the SEC between June 30, 2001 and the date of this Agreement (the "COMPANY SEC Documents").  Since June 30, 2001, all statements, reports, schedules, forms and other required documents have been filed by COMPANY with the SEC have been so filed.  As of the time it was filed with the SEC (or, if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing): (i) each of the COMPANY SEC Documents complied in all material respects with the applicable requirements of the Securities Act of 1933 (the "Securities Act") or the Securities and Exchange Act of 1934 (the "Exchange Act") (as the case may be); and (ii) none of the COMPANY SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(b)

The consolidated financial statements (including any related notes) contained in the COMPANY SEC Documents: (i) complied as to form in all material respects with the published rules and regulations of the SEC applicable thereto; (ii) were prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods covered (except as may be indicated in the notes to such financial statements and, in the case of unaudited statements, as permitted by Form 10-Q of the SEC, and except that unaudited financial statements may not contain footnotes and are subject to year-end audit adjustments); and (iii) fairly present the consolidated financial position of COMPANY as of the respective dates thereof and the consolidated results of operations of COMPANY for the periods covered thereby.

4.22

ABSENCE OF CERTAIN CHANGES OR EVENTS

Since June 30, 2004 (the "COMPANY Balance Sheet Date"), there has not been:

(a)

Any material adverse change in the financial condition, properties, assets, liabilities or business of COMPANY;

(b)

Any material damage, destruction or loss of any material properties of COMPANY, whether or not covered by insurance;

(c)

Any material adverse change in the manner in which the business of COMPANY has been conducted;

(d)

Any material adverse change in the treatment and protection of trade secrets or other confidential information of COMPANY; and

(e)

Any occurrence not included in paragraphs (a) through (d) of this Section 4.22 which has resulted, or which COMPANY has reason to believe, might be expected to result in a material adverse change in the business or prospects of COMPANY.

4.23

LIABILITIES

COMPANY does not have any material direct or indirect Liabilities, as that term is defined in Section 3.23 ("COMPANY Liabilities"), whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement, other than (i) COMPANY Liabilities fully and adequately reflected or reserved against on the COMPANY Balance Sheet and (ii) COMPANY Liabilities otherwise disclosed in this Agreement, including the exhibits hereto and the COMPANY Disclosure Schedule.

4.24

GOVERNMENTAL LICENSES, PERMITS AND AUTHORIZATIONS

COMPANY has all governmental licenses, permits, authorizations and approvals necessary for the conduct of its business as currently conducted.  All such licenses, permits, authorizations and approvals are in full force and effect, and no proceedings for the suspension or cancellation of any thereof is pending or threatened.

4.25

EMPLOYEE BENEFIT PLANS

(a)

COMPANY has not maintained, sponsored or contributed to, any employee pension benefit plan (as defined in Section 3(2) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or any similar pension benefit plan under the laws of any foreign jurisdiction.

(b)

Neither the execution, delivery or performance of this Agreement, nor the consummation of the Merger or any of the other transactions contemplated by this Agreement, will result in any bonus, golden parachute, severance or other similar payment or obligation to any current or former employee or director of COMPANY, or result in any acceleration of the time of payment, provision or vesting of any such benefits.  Without limiting the generality of the foregoing the consummation of the Merger will not result in the acceleration of vesting of any unvested COMPANY Options.

4.26

NO OMISSION OR UNTRUE STATEMENT:

To the best of its knowledge no representation or warranty made by COMPANY to Target in this Agreement, in the COMPANY Disclosure Schedule or in any certificate of a COMPANY officer required to be delivered to Target pursuant to the terms of this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained herein or therein not misleading as of the date hereof.

ARTICLE 5

5.

CLOSING

5.1

DATE AND TIME

Subject to this Agreement and the Merger receiving all requisite shareholder approvals and subject to the other provisions of this Agreement, the parties shall hold a closing (the "Closing") on the next business day (or such later date as the parties hereto may agree) following the later of (a) the date of the meeting of shareholders of COMPANY to consider and vote upon this Agreement and the Merger, or receipt by Target of consent approving the Merger, or (b) the business day on which the last of the conditions set forth in Sections 6 and 7 hereof is fulfilled or waived (such later date, the "Closing Date"), at the offices of Target or such other time and place as the parties may agree upon.

5.2

TARGET’S CLOSING DELIVERIES

At the Closing, in addition to documents referred to elsewhere, Target shall deliver, or cause to be delivered, to COMPANY:

(a)

A certificate, dated as of the Closing Date, executed by the Chief Executive Officer of each Target entity, to the effect that the representations and warranties contained in this Agreement are true and correct in all material respects at and as of the Closing Date and that Target has complied with or performed in all material respects all terms, covenants and conditions to be complied with or performed by Target on or prior to the Closing Date;

(b)

Certified Resolutions of the Board of Directors and a majority of the Shareholders of Target approving the transactions set forth herein; and

(c)

Such other documents as COMPANY or its counsel may reasonably require.

5.3

COMPANY CLOSING

At the Closing, in addition to documents referred to elsewhere, COMPANY shall deliver to Target:

(a)

A certificate of Merger dated as of the Closing Date, executed by the President or Chief Financial Officer of COMPANY to the effect that the representations and warranties of COMPANY contained in this Agreement are true and correct in all material respects and that COMPANY has complied with or performed in all material respects all terms, covenants, and conditions to be complied with or performed by COMPANY or prior to the Closing Date;

(b)

Certified Resolutions of the Board of Directors and a majority of the Shareholders of COMPANY approving the transactions set forth herein; and

(c)

Such other documents as Target or its counsel may reasonably require.

ARTICLE 6

6.

OBLIGATIONS OF TARGET

The obligation of Target to consummate the Closing is subject to the following conditions, any of which may be waived by COMPANY in its sole discretion:

(a)

Appoint a merger team management leader who has the authority to act on behalf of Target, to make decisions that may have less than significant financial or capitalization impact; to make decisions that may enhance, change or detract from the sum and substance of this initial agreement in a less than significant way, either with or in the absence of Ronald Kelly.

(b)

Execute a “Stand-still” agreement, upon the execution hereof, if requested by a majority of the directors of COMPANY.

(c)

Provide all of the due diligence materials requested by COMPANY.

(d)

Pay $80,000.00USD for professional corporations such as auditing legal and corporate agency and regulatory costs involved with the effectuating the merger activities, including an initial installment payment of $5,000.00 USD.

(e)

Complete a financial audit (as required) of all Target companies within 60 days from the closing of this transaction.

(f)

Deliver a Certificate of Good Standing for each company from the State of Domicile and a certified copy of each company’s Articles and Bylaws.

(g)

Prepare resumes on all of the new directors and officers of the new corporation.

(h)

Provide a letter from Target's corporate attorney stating that there are no outstanding or pending litigations against any of the companies.

(i)

Prepare a formal Voting Agreement (acceptable to COMPANY) describing how the Board of Target will prepare, accept and vote on its resolutions.  This agreement will have a two-year term from the date of merger.

(j)

Provide current financial statements of all Target  companies.

(k)

Target shall have preformed and complied in all material respects with all other agreements and conditions required by this Agreement to be performed or complied with by Target prior to or on the Closing Date.

6.1

COMPLIANCE BY COMPANY

The obligation of COMPANY to consummate the Closing is subject to the following conditions:

(a)

COMPANY shall have preformed and complied in all material respects with all other agreements and conditions required by this Agreement to be performed or complied with by COMPANY prior to or on the Closing Date.

6.2

ACCURACY OF COMPANY'S REPRESENTATIONS

COMPANY’S representations and warranties contained in this or any schedule, certificate, or other instrument delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct in all material respects at and as of the Closing Date (except for such changes permitted by this Agreement).

6.3

MATERIAL ADVERSE CHANGE

No material adverse change shall have occurred subsequent to December 31, 2003 in the financial position, results of operations, assets, liabilities, or prospects of COMPANY, nor shall any event or circumstance have occurred which would result in a material adverse change in the financial position, results of operations, assets, liabilities, or prospects of COMPANY; provided, however, that the following events or occurrences shall not be deemed to be events or occurrences having a material adverse effect for purposes of this Section 6.3: (i) reductions or increases in the trading price of COMPANY Common Stock between the date hereof and the Closing Date; (ii) events or occurrences related directly to the Merger or the other transactions contemplated by this Agreement.

6.4

DOCUMENTS

All documents and instruments required hereunder to be delivered by COMPANY to Target at the Closing shall be delivered in form and substance reasonably satisfactory to Target and its counsel.

6.5

LITIGATION

No litigation, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint seeking to enjoin the transactions contemplated by this Agreement or to obtain damages on account hereof shall be pending or to Target’s Knowledge be threatened.

6.6

APPROVAL OF SHAREHOLDERS

Target shall not be required to receive the approval of a majority of its shareholders of this Agreement and the transactions contemplated.

6.7

CONSENTS

All other authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any governmental entity the failure to obtain or comply with which would be reasonably likely to have a material adverse effect on Target or a material adverse effect on the consummation of the transactions contemplated hereby shall have been filed, occurred or been obtained.

ARTICLE 7

7.

CONDITIONS TO COMPANY'S OBLIGATIONS

COMPANY’S obligation to consummate the Closing is subject to the following conditions, any of which may be waived by Target in its sole discretion:

7.1

COMPLIANCE BY TARGET

Target shall have performed and complied in all material respects with all agreements and conditions required by this Agreement to be performed or complied with by Target prior to or on the Closing Date.

7.2

ACCURACY OF REPRESENTATIONS AND INDEMNIFICATION OF COMPANY

The representations and warranties of Target contained in this Agreement (including the exhibits hereto and the Target Disclosure Schedule) or any schedule, certificate, or other instrument delivered pursuant to the provisions hereof or in connection with the transactions contemplated hereby shall be true and correct in all material respects at and as of the Closing Date (except for changes permitted by this Agreement).

Ronald Kelly and Target hereby agree to hold harmless and indemnify COMPANY to the fullest extent permitted by law, as such may be amended from time to time.  COMPANY shall be entitled to the rights of indemnification provided, by reason of his Corporate Status (as hereinafter defined), the COMPANY is, or is threatened to be made, a party to or participant in any Proceeding (as hereinafter defined) other than a Proceeding by or in the right of the COMPANY.  COMPANY shall be indemnified against all Expenses (as hereinafter defined), judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by COMPANY, or on COMPANY’s behalf, in connection with such Proceeding or any claim, issue or matter therein, if the COMPANY acted in good faith and in a manner the COMPANY reasonably believed to be in or not opposed to the best interests of the COMPANY, and with respect to any criminal Proceeding, had no reasonable cause to believe the COMPANY’s conduct was unlawful.

In addition to, and without regard to any limitations on, the indemnification provided for  Target shall and hereby does indemnify and hold harmless COMPANY against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf if, by reason of COMPANY’s Corporate Status, COMPANY is, or is threatened to be made, a party to or participant in any Proceeding (including a Proceeding by or in the right of Target or an affiliate of Target), including, without limitation, all liability arising out of the negligence or active or passive wrongdoing of COMPANY.  The only limitation that shall exist upon Target’s obligations pursuant shall be that the Target shall not be obligated to make any payment to COMPANY that is finally determined to be unlawful.

7.3

MATERIAL ADVERSE CHANGE

No material adverse change shall have occurred subsequent to December 31, 2003 in the financial position, results of operations, assets, liabilities, or prospects of Target, nor shall any event or circumstance have occurred which would result in a material adverse change in the financial position, results of operations, assets, liabilities, or prospects of Target (including but not limited to a material deviation in the audited financial statements of Target from the unaudited financial statements provided by Target to COMPANY; provided, however, that the following shall not be deemed to be material deviations: (a) material deviations which do not materially affect Target’s revenues, net income, costs of goods sold, inventory or accounts receivable; and (b) deviations in the tax provisions of such financials relating to transactions involving its foreign subsidiaries and the appropriate reserve with respect to any tax liabilities relating thereto; provided, however, that deviations materially affecting net income in part (a) of the foregoing shall not include those as a result of such tax provisions of such financials relating to transactions involving its foreign subsidiaries and the tax liabilities relating thereto).  Notwithstanding anything to the contrary set forth herein, the following events or occurrences shall not be deemed to be events or occurrences having a material adverse effect for purposes of this Section 7.3: (i) events or occurrences affecting the environmental, health and safety industry that do not have a disproportionate impact on Target, taken as a whole; or (ii) events or occurrences related directly to the Merger or the other transactions contemplated by this Agreement.

7.4

LITIGATION

No litigation, temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal or regulatory restraint seeking to enjoin the transactions contemplated by this Agreement or to obtain damages on account hereof shall be pending or to COMPANY'S knowledge be threatened.

7.5

DOCUMENTS

All documents and instruments required hereunder to be delivered by Target to COMPANY at the Closing shall be delivered in form and substance reasonably satisfactory to COMPANY and its counsel.

7.6

SHAREHOLDER APPROVAL

This Agreement shall have been duly adopted and approved, and the shareholders of Target shall have duly approved the Merger.  The holders of not more than 10% of the shares of Target Common Stock shall have exercised dissenters' rights pursuant to NRS.

7.7

APPROVAL OF SHAREHOLDERS OF COMPANY

COMPANY shall have received the approval of of the Board of Directors for this Agreement and the transactions contemplated hereby.

7.8

FINANCIAL STATEMENTS

Target shall have provided COMPANY with financial statements and other information satisfactory in all respects to allow COMPANY to comply with any and all applicable requirements under the Securities Act and the Exchange Act.

7.9

CONSENTS

All other authorizations, consents, orders or approvals of, or declarations or filings with, or expirations of waiting periods imposed by, any governmental entity the failure to obtain or comply with which would be reasonably likely to have a material adverse effect on COMPANY or a material adverse effect on the consummation of the transactions contemplated hereby shall have been filed, occurred or been obtained.

ARTICLE 8

8.

TERMINATION

8.1

TERMINATION PRIOR TO CLOSING:

(a)

If the Closing has not occurred by December 26, 2004 (as may be extended as set forth below, the "Termination Date") any party may terminate this Agreement at any time thereafter by giving written notice of termination to the other, provided, however, that no party may terminate this Agreement if such party has willfully or materially breached any of the terms and conditions hereof.  Notwithstanding the above, the parties may extend the deadline provided herein by mutual written consent.  If the Closing has not occurred by December 11, 2004 and COMPANY's Notification Statement as referenced in Section 11 hereof is then under review from the SEC (as defined) or the Closing was unable to occur by December 11, 2004 due to a delay caused by such review, such Termination Date shall be automatically extended until the date thirty (30) business days following the date on which the SEC advises COMPANY that it has no further comments with respect to such Notification Statement.

(b)

Prior to the Termination Date, any party may terminate this Agreement following the insolvency or bankruptcy of the other party hereto, or if any one or more of the conditions to Closing set forth in Section 5 or 6 shall become incapable of fulfillment or there shall have occurred a breach of this Agreement which breach would reasonably be expected to have a material adverse effect on the other party hereto and either such condition or breach shall not have been waived by the party for whose benefit the condition, representation or warranty was established, then either Target (in the case of a condition in Section 5) or COMPANY (in the case of a condition specified in Section 6) may terminate this Agreement.

8.2

BREAK-UP FEE

If this Agreement is terminated and the transactions contemplated hereby are abandoned as provided in this Section, this Agreement shall become void and have no further force or effect.

(a)

If COMPANY terminates this Agreement, Target shall be entitled to (i) receive a break-up fee in the amount of $100,000 from COMPANY or its successor within five days after completion of the Competing Transaction referred to therein and (ii) accelerate the maturity of the Bridge Loans, if any, to a date not less than 30 days after completion of the Competing Transaction.

(b)

If Target terminates this Agreement, COMPANY shall be entitled to (i) receive a break-up fee in the amount of $150,000 from Target or its successor within five days after completion of the Competing Transaction referred to therein and (ii) accelerate the maturity of the Bridge Loans, if any, to a date not less than 30 days after completion of the Competing Transaction.

(c)

If this Agreement is terminated by either party, each party shall return all documents and other material received from or on behalf of the other party in connection with the transactions contemplated hereby, whether so obtained before or after the execution hereof.  All Confidential Information received by a party with respect to the business of the other party shall be treated in accordance with the restrictions set forth herein, which shall remain in full force and effect notwithstanding the termination of this Agreement.

8.3

CONSEQUENCES OF TERMINATION

Upon termination of this Agreement in accordance with this Section 8 or any other express right of termination provided elsewhere in this Agreement, the parties shall be relieved of any further obligation to the others except as specified in Section 8.2; provided, however, that no termination of this Agreement, in accordance with this Section 8 hereof or under any other express right of termination provided elsewhere in this Agreement shall operate to release any party from any liability to any other party incurred before the date of such termination or from any liability resulting from any willful misrepresentation made in connection with this Agreement or willful breach hereof.

ARTICLE 9

9.

ADDITIONAL COVENANTS

9.1

MUTUAL COOPERATION

The parties hereto will cooperate with each other, and will use all reasonable efforts to cause the fulfillment of the conditions to the parties' obligations hereunder and to obtain as promptly as possible all consents, authorizations, orders or approvals from each and every third party, whether private or governmental, required in connection with the transactions contemplated by this Agreement.

9.2

CHANGES IN REPRESENTATIONS AND WARRANTIES OF A PARTY

A party shall promptly give written notice to the other party upon becoming aware of (A) any fact which, if known on the date hereof, would have been required to be set forth or disclosed pursuant to this Agreement and (B) any impending or threatened breach in any material respect of any of the representations and warranties contained in this Agreement and with respect to the latter shall use all reasonable efforts to remedy same.

ARTICLE 10

10

FEES

Each party hereto hereby represents and warrants that no brokers, finders or investment bankers that may be entitled to any brokerage fee, finder’s fee, commission or investment-banking fee, except as otherwise listed in the attached in the COMPANY and/or Target Disclosure Schedules.

ARTICLE 11

11.

SECURITIES; SHAREHOLDER APPROVAL

11.1

TARGET

Target, acting through its board of directors, in accordance with applicable law, its Articles of Incorporation, as amended, and Bylaws, as amended, will:

(a)

Duly call, give notice of, convene and hold a special meeting of its shareholders, to be held as soon as practicable after the date of this Agreement, for the purpose of submitting this Agreement, the Merger and the other transactions contemplated hereby, as a single proposal (the "Target Proposal") for adoption and approval by the required vote of the holders of Target Common Stock;

(b)

Cooperate with COMPANY in preparing and filing with the Securities and Exchange Commission (the "SEC") as promptly as practicable after the date of this Agreement the Notification Statement with respect to such shareholders meeting satisfying the requirements of the Securities Act and the Exchange Act, respond promptly to any comments raised by the SEC with respect to the preliminary version of the Notification Statement, use all its reasonable efforts to cause the definitive version of the Notification Statement to be mailed to its shareholders as soon as it is legally permitted to do so;

(c)

Provide COMPANY with the information concerning Target required to be included in the Notification Statement; and

(d)

Include in the Notification Statement the recommendation of the board of directors of Target that the shareholders of Target vote in favor of adoption and approval of the Target Proposal.

11.2

INFORMATION OF TARGET IN NOTIFICATION STATEMENT:

The information supplied by Target for inclusion in the Notification Statement shall not, at (i) the time the Notification Statement (or any amendment thereof or supplement thereto) is first mailed to the shareholders of COMPANY, (ii) the time of each of the shareholders' meetings and (iii) the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  If, at any time prior to the Effective Time, any event or circumstance relating to Target or any subsidiary of Target, or their respective officers or directors, that should be set forth in an amendment or a supplement to the Notification Statement is discovered by Target, Target shall promptly inform COMPANY.

11.3

COMPANY

COMPANY, acting through its board of directors, in accordance with applicable law, its Articles of Incorporation and Bylaws, will:

(a)

Duly call, give notice of, convene and hold an annual meeting of its shareholders, to be held as soon as practicable after the date of this Agreement, for the purpose of submitting, each as a single proposal, the proposals adopted by the board of directors of COMPANY to effectuate the Merger and issue the COMPANY Merger Stock pursuant to the Merger (the "Share Issuance");

(b)

File with the SEC as promptly as practicable after the date of this Agreement the Notification Statement complying in all material respects with the Securities Act and the Exchange Act, respond promptly to any comments raised by the SEC with respect to the preliminary version of the Notification Statement, use all its reasonable efforts to cause the definitive version of the Notification Statement to be mailed to its shareholders as soon as it is legally permitted to do so;

(c)

Provide Target with the information concerning COMPANY required to be included in the Notification Statement; and

(d)

Include in the Notification Statement the board of directors of COMPANY voted unanimously in favor of adoption and approval of the COMPANY Proposals.

11.4

INFORMATION OF COMPANY IN NOTIFICATION STATEMENT

The information on COMPANY in the Notification Statement shall not, at (i) the time the Notification Statement (or any amendment thereof or supplement thereto) is first mailed to the shareholders of Target, (ii) the time of each of the shareholders' meetings and (iii) the Effective Time, contain any untrue statement of a material fact or fail to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.  If, at any time prior to the Effective Time, any event or circumstance relating to COMPANY or any subsidiary of COMPANY, or their respective officers or directors, that should be set forth in an amendment or a supplement to the Notification Statement is discovered by COMPANY, COMPANY shall promptly inform Target.

11.5

COOPERATION

Each party will promptly advise the other of its receipt of, and will promptly furnish the other party with copies of, all comments received from the SEC with respect to the Notification Statement and will consult with the other party in responding to such comments.

11.6

RESTRICTION ON TRANSFER

Target acknowledges that the shares of COMPANY Common Stock are restricted securities and may only be sold pursuant to an effective registration statement under the Securities Act or an exemption therefrom.  The Restricted Securities and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall not be transferable except upon the conditions specified herein.

11.7

RESTRICTIVE LEGENDS

Each certificate for the COMPANY Common Stock issued in the Merger and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall contain a legend to the effect that:

"The Restricted Securities covered by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or an opinion of counsel to COMPANY is obtained stating that such disposition is in compliance with an available exemption from such registration."

11.8

LIMITED LOCK-UP AND SHARE LEAKAGE AGREEMENT

COMPANY and Target and each of their respective officers, directors and those shareholders that own or control more than 5% of COMPANY’s shares, and those shareholders that will by virtue of the transactions contemplated herein will own or control more than 5% of COMPANY’s shares at the closing of the contemplated transactions, jointly and severally agree to execute a limited lockup and share leakage agreement similar in form to Exhibit I.

ARTICLE 12

12.

MISCELLANEOUS

12.1

EXPENSES

Target shall pay $80,000.00USD for professional corporations including expense of its audits, corporate agency expenses and regulatory costs involved with the effectuating the merger activities, including an initial installment payment of $5,000.00 USD.

Additionally, Target shall complete a financial audit (as required) of all Target companies within 60 days from the closing of this transaction.

12.2

SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS

All statements contained in this Agreement or in any certificate delivered by or on behalf of Target or COMPANY pursuant hereto, or in connection with the actions contemplated hereby shall be deemed representations, warranties and covenants by COMPANY or Target, as the case may be, hereunder.  All representations, warranties, and covenants made by Target or COMPANY in this Agreement, or pursuant hereto, shall terminate at the Closing.

12.3

PUBLICITY

Target and COMPANY shall not issue any press release or make any other public statement, in each case, relating to, in connection with or arising out of this Agreement or the transactions contemplated hereby, without obtaining the prior approval of the other, which shall not be unreasonably withheld or delayed, except that prior approval shall not be required if, in the reasonable judgment of COMPANY, prior approval by Target would prevent the timely dissemination of such release or statement in violation of applicable Federal securities laws, rules or regulations or policies of the NASD OTC Bulletin Board.

12.4

SUCCESSION AND ASSIGNMENTS AND THIRD PARTY BENEFICIARIES

This Agreement may not be assigned (either voluntarily or involuntarily) by any party hereto without the express written consent of the other party.  Any attempted assignment in violation of this Section shall be void and ineffective for all purposes. In the event of an assignment permitted by this Section, this Agreement shall be binding upon the heirs, successors and assigns of the parties hereto.  There shall be no third party beneficiaries of this Agreement.

12.5

NOTICES

All notices, requests, demands, or other communications with respect to this Agreement shall be in writing and shall be (i) sent by facsimile transmission, (ii) sent by the United States Postal Service, registered or certified mail, return receipt requested, or (iii) personally delivered by a nationally recognized express overnight courier service, charges prepaid, to the following addresses (or such other addresses as the parties may specify from time to time in accordance with this Section).

(a) To CareDecision Corporation: 2660 Townsgate Road, Suite 300

                                                      Westlake Village, California 91361

                                                       Phone No:  (805) 446-1973

                                                       Fax No:  (805) 446-1983

                                                       Attn: Keith Berman

(b) To Care Generation, Inc:       15945 N. 76th St.

                                                      Scottsdale AZ 85260

                                                      Phone No: 480-368-1888

                                                      Fax No: 480-368-1467

                                                      Attn: Ronald Kelly

Any such notice shall, when sent in accordance with the preceding sentence, be deemed to have been given and received on the earliest of (i) the day delivered to such address or sent by facsimile transmission, (ii) the fifth (5th) business day following the date deposited with the United States Postal Service, or (iii) 24 hours after shipment by a such courier service.

12.6

CONSTRUCTION

This Agreement shall be construed and enforced in accordance with the internal laws of the State of Nevada without giving effect to the principles of conflicts of law thereof.

12.7

COUNTERPARTS

This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same Agreement.

12.8

NO IMPLIED WAIVER; REMEDIES

No failure or delay on the part of the parties hereto to exercise any right, power, or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power, or privilege preclude any other or further exercise thereof or the exercise of any other right, power, or privilege. All rights, powers, and privileges granted herein shall be in addition to other rights and remedies to which the parties may be entitled at law or in equity.

12.9

ENTIRE AGREEMENT

This Agreement, including the Exhibits and Disclosure Schedules attached hereto, sets forth the entire understandings of the parties with respect to the subject matter hereof, and it incorporates and merges any and all previous communications, understandings, oral or written as to the subject matter hereof, and cannot be amended or changed except in writing, signed by the parties.

12.10

HEADINGS

The headings of the Sections of this Agreement, where employed, are for the convenience of reference only and do not form a part hereof and in no way modify, interpret or construe the meanings of the parties.

12.11

SEVERABILITY

To the extent that any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted hereof and the remainder of such provision and of this Agreement shall be unaffected and shall continue in full force and effect.

12.12

ATTORNEYS FEES

In the event any legal action is brought to interpret or enforce this Agreement, the party prevailing in such action shall be entitled to recover its attorneys' fees and costs in addition to any other relief that it is entitled.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement the day and year first above written.

COMPANY:           CareDecision Corporation

                           By:

                                ------/s/ Robert Cox--------------

                                Robert Cox, Chairman

:                               CareDecision Corporation

                           By:

                                ------/s/ Keith Berman--------------

                                Keith Berman, Secretary & CFO

Target:

                               CareGeneration, Inc.

                           By:

                                -----/s/ Ronald Kelly------------------

                                Ronald Kelly, President & CEO

                               Kelly Company World Group, Inc.

                              By:

                                   -----/s/ Ronald Kelly-----------------

                                   Ronald Kelly, President & CEO

EXHIBIT B

2003 10KSB AUDIT

AND

FOOTNOTES

Exhibit A

Company Financial Information

TABLE OF CONTENTS

PAGE

INDEPENDENT AUDITOR’S REPORT	F-1

CONSOLIDATED BALANCE SHEETS	F-2

CONSOLIDATED STATEMENTS OF OPERATIONS	F-3

CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY	F-4 to F-5

CONSOLIDATED STATEMENTS OF CASH FLOWS	F-6

NOTES TO FINANCIAL STATEMENTS	F-7 to F-20

Beckstead and Watts, LLP

Certified Public Accountants

3340 Wynn Road, Suite B

Las Vegas, NV 89102

702.257.1984

702.362.0540(fax)

INDEPENDENT AUDITORS’ REPORT

Board of Directors

CareDecision, Inc. (formerly ATR Search Corporation)

New York, New York

We have audited the Balance Sheets of CareDecision, Inc. (formerly ATR Search Corporation) (the “Company”) (A Development Stage Company), as of December 31, 2003 and 2002, and the related Statements of Operations, Stockholders’ Equity, and Cash Flows for the years then ended and for the period June 21, 2001 (Date of Inception) to December 31, 2003.  These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement presentation.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of CareDecision, Inc. (formerly ATR Search Corporation) (A Development Stage Company) as of December 31, 2003 and 2002, and the results of its operations and cash flows for the years then ended and for the period June 21, 2001 (Date of Inception) to December 31, 2003, in conformity with generally accepted accounting principles in the United States of America.

/s/ Beckstead and Watts, LLP

March 29, 2004

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Consolidated Balance Sheets

	December 31,	December 31,
	2003	2002
		(RESTATED)
Assets

Current assets:
Cash and equivalents	$29,273	$111,101
Prepaid interest	-	67,680
Loan to shareholder	-	9,576
Notes receivable	50,000	5,376
Total current assets	79,273	193,733

Fixed assets, net	670,288	621,625

	$749,561	$815,358

Liabilities and Stockholders’ Equity

Current liabilities:
Notes payable to officers – short term portion	$82,568	$-
Note payable	572,527	-
Revolving line of credit	2,180	-
Total current liabilities	657,275	-

Notes payable to officers – long term portion	14,400	-
Long-term debts	-	496,105

	671,675	496,105

Commitments and contingencies	-	-

Stockholders’ equity:
Common stock, $0.001 par value, 200,000,000 shares authorized,
120,244,921 and 75,364,137 shares issued and outstanding
as of 12/31/03 and 12/31/02, respectively	120,245	75,364
Additional paid-in capital	5,513,055	3,630,495
(Deficit) accumulated during development stage	(5,555,414)	(3,386,606)
	77,886	319,253

	$749,561	$815,358

The accompanying notes are an integral part of these financial statements.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Consolidated Statements of Operations

			June 21, 2001
	For the year ended		(inception) to
	December 31,		December 31,
	2003	2002	2003
		(RESTATED)	(RESTATED)

Revenue	$ 75,813	$ 2,000	$ 77,813

Expenses:
General & administrative expenses	148,192	77,712	246,069
Payroll expense	213,012	186,819	399,831
Professional fees	62,422	171,852	234,274
Stock-based compensation	1,433,797	1,319,482	3,078,279
Software development	60,971	129,000	189,971
Impairment loss on operating assets	-	1,000,770	1,000,770
Depreciation	132,587	41,310	177,897
Total expenses	2,050,981	2,926,945	5,327,091

Net operating (loss)	(1,975,168)	(2,924,945)	(5,249,278)

Other income (expense):
(Loss) on settlement	(77,094)	(25,925)	(103,019)
Interest income	561	2,230	2,791
Interest (expenses)	(117,107)	(88,802)	(205,909)

Net (loss)	$ (2,168,808)	$ (3,037,442)	$ (5,555,415)

Weighted average number of common
shares outstanding – basic and fully diluted	94,259,147	43,176,595

Net (loss) per share – basic and fully diluted	$ (0.02)	$ (0.07)

The accompanying notes are an integral part of these financial statements.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Consolidated Statement of Changes in Stockholders’ Equity

				(Deficit)
				Accumulated
	Common Stock		Additional	During
			Paid-in	Development	Stockholders’
	Shares	Amount	Capital	Stage	Equity

Balance, December 31, 2001 (RESTATED)	19,180,000	$19,180	$ 387,477	$ (349,164)	$ 57,493

Shares issued for consulting services on 3/6/2002	1,825,000	1,825	271,925		273,750

Shares issued for consulting services on 4/19/2002	500,000	500	42,000		42,500

Warrants issued for interest expense on 4/23/2002	-	-	112,800		112,800

Shares received and cancelled in
satisfaction of obligation on 6/28/2002	(1,935,000)	(1,935)	(96,750)		(98,685)

Shares issued pursuant to merger agreement on 7/9/2002	32,968,863	32,969	1,473,053		1,506,022

Shares issued for consulting services on 8/1/2002	3,000,000	3,000	147,000		150,000

Shares issued for Medicius shares on 8/1/2002	1,725,000	1,725	196,996		198,721

Shares issued for consulting services on 8/9/2002	2,000,000	2,000	138,000		140,000

Shares issued for consulting services on 10/2/2002	950,000	950	41,800		42,750

Shares issued for consulting services on 10/8/2002	6,327,737	6,328	310,059		316,387

Shares issued for cash on 11/21/2002	2,539,574	2,540	197,460		200,000

Shares issued for consulting services on 11/21/2002	3,515,000	3,515	253,080		256,595

Shares issued for cash on 11/21/2002	1,267,963	1,268	59,594		60,862

Shares issued for consulting services 12/17/2002	1,500,000	1,500	96,000		97,500

Net (loss), year ended December 31, 2002				(3,037,442)	(3,037,442)

Balance, December 31, 2002 (RESTATED)	75,364,137	75,364	3,630,495	(3,386,606)	319,253

Stock options to acquire 5,500,000 shares
of common stock granted on January 21, 2003	-	-	62,150		62,150

Shares issued for consulting services on 1/24/2003	5,500,000	5,500	225,500		231,000

Shares issued for cash on 4/22/2003	1,000,000	1,000	49,000		50,000

Stock options to acquire 6,950,000 shares
of common stock granted on July 18, 2003	-	-	141,085		141,085

Share dividend issued on 7/21/2003	6,469,161	6,469	362,273		368,742

Shares issued for services on 8/18/2003	1,800,000	1,800	123,200		125,000

Shares issued for consulting services on 8/18/2003	2,500,000	2,500	122,500		125,000

The accompanying notes are an integral part of these financial statements.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Consolidated Statement of Changes in Stockholders’ Equity, Cont’d

				(Deficit)
				Accumulated
	Common Stock		Additional	During
			Paid-in	Development	Stockholders’
	Shares	Amount	Capital	Stage	Equity

Shares issued to acquire operating software on 9/12/2003	2,500,000	2,500	178,750		181,250

Shares issued for services on 9/12/2003	15,059,748	15,060	25,480		40,540

Shares issued for settlement on 9/12/2003	741,875	742	36,352		37,094

Shares issued for cash on 9/18/2003	2,000,000	2,000	99,600		101,600

Shares issued for cash and services on 9/30/2003	850,000	850	41,650		42,500

Shares issued for services on 9/30/2003	1,000,000	1,000	49,000		50,000

Shares issued for cash and services on 11/8/2003	950,000	950	46,550		47,500

Stock options to acquire 7,300,000 shares
of common stock granted on November 24, 2003	-	-	91,980		91,980

Cancellation of shares on 11/26/2003	(1,290,000)	(1,290)	1,290		-

Shares issued for services on 11/26/2003	1,000,000	1,000	49,000		50,000

Shares issued for services on 11/26/2003	2,500,000	2,500	87,500		90,000

Shares issued for settlement on 12/3/2003	1,000,000	1,000	39,000		40,000

Shares issued for cash on 12/17/2003	800,000	800	31,200		32,000

Shares issued for cash on 12/18/2003	500,000	500	19,500		20,000

Net (loss), year ended December 31, 2003				(2,168,808)

Balance, December 31, 2003	120,244,921	$ 120,245	$ 5,513,055	$ (5,555,414)	$ 2,246,694

The accompanying notes are an integral part of these financial statements.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Consolidated Statements of Cash Flows

			June 21, 2001
	For the year ended		(inception) to
	December 31,		December 31,
	2003	2002	2003
Cash flows from operating activities		(RESTATED)	(RESTATED)
Net (loss)	$(2,168,808)	$(3,037,442)	$(5,555,415)
Adjustments to reconcile net (loss) to
net cash (used) by operating activities:
Shares issued for stock-based compensation	1,433,797	1,319,482	3,099,141
Warrants issued for interest expense	-	112,800	112,800
Loss on settlement	77,094	-	77,094
Impairment loss on operating assets	-	1,000,770	1,000,770
Depreciation	132,587	41,310	177,897
Changes in operating assets and liabilities
(Increase) decrease in prepaid interest	67,680	(67,680)	-
(Increase) decrease in loan to shareholder	9,576	(9,576)	-
(Increase) in note receivable	(44,624)	(5,376)	(50,000)
Increase in accrued interest related to long-term debts	26,422	21,105	47,527
Increase (decrease) in accounts payable	-	(154)	-
Net cash (used) by operating activities	(466,276)	(624,761)	(1,090,186)

Cash flows from financing activities
Proceeds from notes payable to shareholders	96,968	-	96,968
Proceeds from revolving line of credit	2,180	-	2,180
Proceeds from long-term debts	50,000	475,000	525,000
Issuance of common stock	235,300	260,862	495,311
Net cash provided by financing activities	384,448	735,862	1,119,459

Net increase in cash	(81,828)	111,101	29,273
Cash – beginning	111,101	-	-
Cash – ending	$29,273	$111,101	$29,273

Supplemental disclosures:
Interest paid	$-	$-	$-
Income taxes paid	$-	$-	$-

Non-cash transactions:
Number of shares issued for stock-based compensation	31,159,748	19,617,737	50,777,485
Number of warrants issued for interest expense	-	24,000,000	24,000,000
Number of shares issued for settlement	1,741,875	-	1,741,875
Number of shares issued to acquire software	2,500,000	-	2,500,000
Number of shares issued as dividend	6,469,161	-	6,469,161
Number of stock options issued as compensation	19,750,000	-	19,750,000

The accompanying notes are an integral part of these financial statements.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

Note 1 – Significant accounting policies and procedures

Organization

The Company was organized March 2, 2001 (Date of Inception) under the laws of the State of Nevada, as ATR Search Corporation.  On June 21, 2002, the Company merged Medicius, Inc. and filed amended articles of incorporation changing its name to CareDecision Corporation.

The Company has a limited history of operations, and in accordance with SFAS #7, the Company is considered a development stage company.

Merger agreement with Medicius, Inc. (MED)

On June 21, 2001, the Company entered into an agreement with MED whereby the Company acquired all of the issued and outstanding common stock of MED in exchange for 38,043,863 voting shares of the Company’s $0.001 par value common stock.  The merger was accounted for using the purchase method of accounting as applicable to “change of control” mergers because the former stockholders of MED controlled the Company’s common stock immediately upon conclusion of the transaction.  The value of the acquired fixed assets on the merger date was $1,704,703.

Cash and cash equivalents

The Company maintains a cash balance in a non-interest-bearing account that currently does not exceed federally insured limits.  For the purpose of the statements of cash flows, all highly liquid investments with an original maturity of three months or less are considered to be cash equivalents.  There are no cash equivalents as of December 31, 2003 and 2002.

Investments

Investments in companies over which the Company exercises significant influence are accounted for by the equity method whereby the Company includes its proportionate share of earnings and losses of such companies in earnings.  Other long-term investments are recorded at cost and are written down to their estimated recoverable amount if there is evidence of a decline in value, which is other than temporary.

Fixed assets

Fixed assets are stated at the lower of cost or estimated net recoverable amount.  The cost of property, plant and equipment is depreciated using the straight-line method based on the lesser of the estimated useful lives of the assets or the lease term based on the following life expectancy:

Computer equipment

  5 years

Software

  5 years

Office furniture and fixtures

  7 years

Repairs and maintenance expenditures are charged to operations as incurred.  Major improvements and replacements, which extend the useful life of an asset, are capitalized and depreciated over the remaining estimated useful life of the asset.  When assets are retired or sold, the costs and related accumulated depreciation and amortization are eliminated and any resulting gain or loss is reflected in operations.

Consolidation policy

The accompanying Consolidated Financial Statements include the accounts of the Company and its majority-owned subsidiary corporations, after elimination of all material intercompany accounts, transactions, and profits.  Investments in unconsolidated subsidiaries representing ownership of at least 20% but less than 50%, are accounted for under the equity method.  Nonmarketable investments in which the Company has less than 20% ownership and in which it does not have the ability to exercise significant influence over the investee are initially recorded at cost and periodically reviewed for impairment.  As of December 31, 2003 and 2002, the Company did not have nonmarketable investments.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

Revenue recognition

Revenue from proprietary software sales that does not require further commitment from the company is recognized upon shipment.  Consulting revenue is recognized when the services are rendered. License revenue is recognized ratably over the term of the license.

The cost of services, consisting of staff payroll, outside services, equipment rental, communication costs and supplies, is expensed as incurred.

Advertising costs

The Company expenses all costs of advertising as incurred.  There were no advertising costs included in general and administrative expenses as of December 31, 2003 and 2002.

Use of estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

Fair value of financial instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of December 31, 2003 and 2002.  The respective carrying value of certain on-balance-sheet financial instruments approximated their fair values.  These financial instruments include cash and accounts payable.  Fair values were assumed to approximate carrying values for cash and payables because they are short term in nature and their carrying amounts approximate fair values or they are payable on demand.

Impairment of long-lived assets

The Company reviews its long-lived assets and intangibles periodically to determine potential impairment by comparing the carrying value of the long-lived assets with the estimated future cash flows expected to result from the use of the assets, including cash flows from disposition. Should the sum of the expected future cash flows be less than the carrying value, the Company would recognize an impairment loss. An impairment loss would be measured by comparing the amount by which the carrying value exceeds the fair value of the long-lived assets and intangibles. There were no impairment losses recognized in 2003.

On December 31, 2003, the Company determined that it should write down certain fixed assets acquired with the Medicius, Inc. merger as an impairment loss after comparing the carrying value of the assets with the estimated future cash flows expected to result from the use of the assets.  In addition the company has determined that it might sell or hypothicate certain of these assets. Accordingly, the write down resulted in the realization of a $1,000,770 impairment loss on operating assets recorded on the Restated Statement of Operations for the year ended December 31, 2002.

Reporting on the costs of start-up activities

Statement of Position 98-5 (SOP 98-5), “Reporting on the Costs of Start-Up Activities,” which provides guidance on the financial reporting of start-up costs and organizational costs, requires most costs of start-up activities and organizational costs to be expensed as incurred.  SOP 98-5 is effective for fiscal years beginning after December 15, 1998.  With the adoption of SOP 98-5, there has been little or no effect on the Company’s financial statements.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

Loss per share

Net loss per share is provided in accordance with Statement of Financial Accounting Standards No. 128 (SFAS #128) “Earnings Per Share”.  Basic loss per share is computed by dividing losses available to common stockholders by the weighted average number of common shares outstanding during the period.  There were no securities considered to be dilutive in the computation of earnings (loss) per share.

Comprehensive Income

SFAS No. 130, “Reporting Comprehensive Income", establishes standards for the reporting and display of comprehensive income and its components in the financial statements.  The Company had no items of other comprehensive income and therefore has not presented a statement of comprehensive income.

Segment reporting

The Company follows Statement of Financial Accounting Standards No. 130, “Disclosures About Segments of an Enterprise and Related Information.”  The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Income taxes

The Company follows Statement of Financial Accounting Standard No. 109, “Accounting for Income Taxes” (“SFAS No. 109”) for recording the provision for income taxes.  Deferred tax assets and liabilities are computed based upon the difference between the financial statement and income tax basis of assets and liabilities using the enacted marginal tax rate applicable when the related asset or liability is expected to be realized or settled.  Deferred income tax expenses or benefits are based on the changes in the asset or liability each period.  If available evidence suggests that it is more likely than not that some portion or all of the deferred tax assets will not be realized, a valuation allowance is required to reduce the deferred tax assets to the amount that is more likely than not to be realized.  Future changes in such valuation allowance are included in the provision for deferred income taxes in the period of change.

Deferred income taxes may arise from temporary differences resulting from income and expense items reported for financial accounting and tax purposes in different periods.  Deferred taxes are classified as current or non-current, depending on the classification of assets and liabilities to which they relate.  Deferred taxes arising from temporary differences that are not related to an asset or liability are classified as current or non-current depending on the periods in which the temporary differences are expected to reverse.

Recent pronouncements

In July 2002, the FASB issued SFAS No. 146, “Accounting for Costs Associated with Exit or Disposal Activities”, which addresses financial accounting and reporting for costs associated with exit or disposal activities and supersedes EITF No. 94-3, “Liability Recognition for Certain Employee Termination Benefits and Other Costs to Exit an Activity (including Certain Costs Incurred in a Restructuring).” SFAS No. 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Under EITF No. 94-3, a liability for an exit cost was recognized at the date of an entity’s commitment to an exit plan. SFAS No. 146 also establishes that the liability should initially be measured and recorded at fair value. The provisions of SFAS No. 146 will be adopted for exit or disposal activities that are initiated after December 31, 2003.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

In December 2002, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure—an amendment of SFAS No. 123.” This Statement amends SFAS No. 123, “Accounting for Stock-Based Compensation”, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this statement amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based employee compensation and the effect of the method used on reported results. The adoption of SFAS No. 148 is not expected to have a material impact on the company’s financial position or results of operations.

In November 2002, the FASB issued FASB Interpretation (“FIN”) No. 45, “Guarantors Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees and Indebtedness of Others”, an interpretation of FIN No. 5, 57 and 107, and rescission of FIN No. 34, “Disclosure of Indirect Guarantees of Indebtedness of Others”. FIN 45 elaborates on the disclosures to be made by the guarantor in its interim and annual financial statements about its obligations under certain guarantees that it has issued. It also requires that a guarantor recognize, at the inception of a guarantee, a liability for the fair value of the obligation undertaken in issuing the guarantee. The initial recognition and measurement provisions of this interpretation are applicable on a prospective basis to guarantees issued or modified after December 31, 2003; while, the provisions of the disclosure requirements are effective for financial statements of interim or annual periods ending after December 15, 2002. The Company believes that the adoption of such interpretation does not have a material impact on its financial position or results of operations and has adopted such interpretation during fiscal year 2003, as required.

In January 2003, the FASB issued FIN No. 46, “Consolidation of Variable Interest Entities”, an interpretation of Accounting Research Bulletin No. 51. FIN No. 46 requires that variable interest entities be consolidated by a company if that company is subject to a majority of the risk of loss from the variable interest entity’s activities or is entitled to receive a majority of the entity’s residual returns or both. FIN No. 46 also requires disclosures about variable interest entities that companies are not required to consolidate but in which a company has a significant variable interest. The consolidation requirements of FIN No. 46 will apply immediately to variable interest entities created after January 31, 2003. The consolidation requirements will apply to entities established prior to January 31, 2003 in the first fiscal year or interim period beginning after June 15, 2003. The disclosure requirements will apply in all financial statements issued after January 31, 2003. The company adopted the provisions of FIN No. 46 during the first quarter of fiscal 2003.

In May 2003, the FASB issued SFAS No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity.” SFAS No. 150 changes the classification in the statement of financial position of certain common financial instruments from either equity or mezzanine presentation to liabilities and requires an issuer of those financial statements to recognize changes in fair value or redemption amount, as applicable, in earnings. SFAS No. 150 is effective for financial instruments entered into or modified after May 31, 2003, and with one exception, is effective at the beginning of the first interim period beginning after June 15, 2003. The effect of adopting SFAS No. 150 will be recognized as a cumulative effect of an accounting change as of the beginning of the period of adoption. Restatement of prior periods is not permitted. SFAS No. 150 did not have any impact on the Company’s financial position or results of operations.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

Stock-Based Compensation

The Company applies Accounting Principles Board (“APB”) Opinion No. 25, Accounting for Stock Issued to Employees, and Related Interpretations, in accounting for stock options issued to employees. Under APB No. 25, employee compensation cost is recognized when estimated fair value of the underlying stock on date of the grant exceeds exercise price of the stock option. For stock options and warrants issued to non-employees, the Company applies SFAS No. 123, Accounting for Stock-Based Compensation, which requires the recognition of compensation cost based upon the fair value of stock options at the grant date using the Black-Scholes option pricing model.

The following table represents the effect on net loss and loss per share if the Company had applied the fair value based method and recognition provisions of Statement of Financial Accounting Standards (“SFAS No. 123”), Accounting for Stock-Based Compensation, to stock-based employee compensation:

	2003	2002
Net (loss), as reported	$(2,168,808)	$(3,037,442)
Deduct: Total stock-based non-employee compensation expense determined under fair value based methods for all awards, net of related tax effects	(221,450)	( -)
Pro forma net (loss)	$(2,390,258)	$(3,037,442)
Net (loss) per common share
Basic (loss) per share, as reported	$(.02)	$(.07)
Basic per share, pro forma	$(.025)	$(.07)

As required, the pro forma disclosures above include options granted during each fiscal year. Consequently, the effects of applying SFAS No. 123 for providing pro forma disclosures may not be representative of the effects on reported net income for future years until all options outstanding are included in the pro forma disclosures.

Year end

The Company has adopted December 31 as its fiscal year end.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

Note 2 – Restatement of financial statements due to change in accounting principle

The Company determined during the year ending December 31, 2003 that it is appropriate to reclassify software acquired in 2001 and 2002 from intellectual property to fixed assets.  The Company also determined that it should write down certain assets as an impairment loss given its current business focus and its decision to sell or hypothicate these assets.  The effect of the change required a restatement of the December 31, 2002 financial statements in order to properly reflect the asset reclassification and the related adjustment to depreciation expense and impairment loss on operating assets.  The effect of this change was to increase net loss for the year ended December 31, 2002 by $1,000,770.  Retained earnings as of January 1, 2002 has been adjusted for the retroactive application of the change in accounting principle.

Note 3 – Fixed assets

On February 5, 2003, the Company acquired fully-developed software valued at $181,250 from CareDecision.net, Inc., the former parent corporation of Medicius, Inc.  Medicius, Inc. was acquired by the Company in June 2002. Several of the control persons from CareDecision.net, Inc. are in similar positions of control at the Company.

Fixed assets consist of the following:

	December 31, 2003	December 31, 2002
		(RESTATED)
Computer and office equipment	$ 260,286	$ 260,286
Software	583,899	402,649

	844,185	662,935
Less accumulated depreciation	(173,897)	(41,310)

Total	$ 670,288	$ 621,625

Depreciation expense totaled $132,587 and $41,310 for the years ended December 31, 2003 and 2002, respectively.

Note 4 – Accounts receivable and interest receivable

As of December 31, 2003, the Company accepted one order from a group of hotels, totaling $50,000, through an unrelated company.  The Company issued terms of net 30 days and offered a total of $100,000 receivable credit dependent upon payment according to terms.  As of February 29, 2004 the company had received $26,500 in progress payments and had extended additional credit to this unrelated party in the current period.

During the year ended December 31, 2003, the Company recorded interest income of $561.

Note 5 – Convertible note

During the year ended December 31, 2003, the Company received a loan totaling $50,000 from a Company shareholder.  The note is convertible into 1,538,500 shares of the Company’s $0.001 par value common stock at a strike price of $0.0325 per share.  The convertible note also carries with it 1,538,500 warrants exercisable on a one-for-one basis at a strike price of $0.0325 per share.  On April 22, 2003, the holder elected to convert the note into 1,538,500 shares of the Company’s $0.001 par value common stock.  For the year ended December 31, 2003, the Company recorded $26,923 of deemed interest related to the conversion feature of this Note into common stock based upon the fair value of the common stock at the loan origination date.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

Note 6 – Notes payable and long-term debt

The Company owed two of its officers and directors $96,968 as of December 31, 2003.  The short-term Notes totaling $82,568 bear interest at 9% per annum and are due on demand.  The long-term note totaling $14,400 bears interest at 9% per annum and is due in full on December 31, 2004.

The Company owed an unrelated entity $50,000 as of December 31, 2003.  The Note bears interest at 9.75% per annum and is due in full on March 26, 2007.

On April 23, 2002, the Company was loaned $475,000 from M and E Equities, LLC (M&E).  The loan is due in full on April 23, 2004, and bears interest at a rate of 9% per annum.  The principal and interest of the note are convertible into 7,350,000 shares of the Company’s $0.001 par value common stock.  The Note also has attached 12,000,000 Class A Warrants. The note is secured by certain assets of the Company, acquired as a result of its merger in 2002 with Medicius, Inc. The lenders security also includes accounts receivable, inventory, fixed assets, and intangible assets associated with the assets acquired by the company in its merger with Medicius, Inc.  As of December 31, 2003, the value of the note and accrued interest was $522,527.  On March 2, 2004, the Company renegotiated its debt with M&E in full (see Note 13 – Subsequent events below).

The Company recorded interest expense of $117,107 and $88,802 during the years ended December 31, 2003 and 2002, respectively.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

Note 7 – Income taxes

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" ("SFAS No. 109"), which requires use of the liability method.   SFAS No.  109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes, referred to as temporary differences.  Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes.  The sources and tax effects of the differences are as follows:

  U.S federal statutory rate      (34.0%)

  Valuation reserve                    34.0%

  Total                                            -%

As of December 31, 2003, the Company has a net operating loss carry forward of approximately $5,555,414.  The related deferred asset has been fully reserved.

Note 8 – Stockholder’s equity

The Company issued a total of 32,968,863 shares of its $0.001 par value common stock pursuant to its merger with Medicius, Inc. whereby each shareholder received three Company shares for every one Medicius, Inc. share held.  The Company acquired approximately $1,506,022 in tangible and intangible assets as a result of the merger.

During the year ended December 31, 2002, the Company issued 1,725,000 shares of its $0.001 par value common stock to CareDecision.net, Inc. pursuant to its election to convert 700,000 shares of Medicius, Inc. $0.001 par value preferred stock into the Company’s common stock.

During the year ended December 31, 2002, the Company issued 2,539,574 shares of its $0.001 par value common stock for cash totaling $200,000.

During the year ended December 31, 2002, the Company issued 1,267,963 shares of its $0.001 par value common stock to an officer of the Company for cash totaling $40,000.

During the year ended December 31, 2002, the Company issued 19,617,737 shares of its $0.001 par value common stock to various individuals and entities for consulting services valued at $1,405,732, the fair market value of the underlying shares on the dates of issuance.

During the year ended December 31, 2002, the Company cancelled 1,935,000 shares of its $0.001 par value common stock to satisfy an obligation valued at $98,685.

During the year ended December 31, 2003, the Company issued 31,159,748 shares of its $0.001 par value common stock to various individuals and entities for consulting services valued at $769,840, the fair market value of the underlying shares on the dates of issuance.

During the year ended December 31, 2003, the Company issued 5,100,000 shares of its $0.001 par value common stock for cash totaling $235,300.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

The Company issued 6,469,161 shares of its $0.001 par value common stock as a dividend to its shareholders of record as of June 3, 2003, the grant date.  The fair market value of the shares on the grant date was $0.061 per share resulting in compensation to the shareholders totaling $394,619.

During the year ended December 31, 2003, the Company issued 2,500,000 shares of its $0.001 par value common stock to acquire operating software valued at $181,250.

During the year ended December 31, 2003, the Company issued 1,741,875 shares of its $0.001 par value common stock as a dispute settlement valued at $77,094.

Note 9 – Related party transactions

On July 1, 2002, Keith Berman, a beneficial owner and officer of the Company, contributed equipment valued at $27,857.  The equipment is recorded as part of the total fixed assets received from the merger with Medicius, Inc.

Medicius, Inc. acquired operating software from CareDecision.net, Inc, a privately owned corporation that completed several transactions with the Company.  Pursuant to the agreement, Medicius, Inc. paid CareDecision.net, Inc. the sum of $187,500 with 700,000 shares of its $0.001 par value preferred stock.  CareDecision.net, Inc. then elected to convert its preferred shares into 1,725,000 shares of the Company’s $0.001 par value common stock.  As a result of the merger with Medicius, Inc., two of the beneficial owners of CareDecision.net are now beneficial owners of the Company.

The Company received $40,000 from Keith Berman, a beneficial owner of the Company, due on December 31, 2002 and accruing interest at 8% per annum.  On December 31, 2002, Mr. Berman elected to convert the note plus interest into 1,267,963 shares of the Company’s $0.001 par value common stock.  The fair market value of the shares on December 31, 2002 was $0.048 per share resulting in deemed interest expense totaling $20,862.

During the year ended December 31, 2003, the Company acquired fully-developed operating software from CareDecision.net, Inc, a private corporation with several control persons serving in similar positions at the Company.  Pursuant to the agreement, the Company paid CareDecision.net, Inc. the sum of $181,250 with 2,500,000 shares of the Company’s $0.001 par value common stock.

During the year ended December 31, 2003, the Company received $96,968 from Robert Cox, a Company shareholder and Chairman of the Board.  The notes are due on 365 days from issuance and accrue interest at 9% per annum.  (See Note 6 above.)

During the year ended December 31, 2003, the Company received $50,000 from Dr. Thomas Chillemi, a Company shareholder, the note is convertible into 1,000,000 shares of the Company’s $0.001 par value common stock and carried with it 1,000,000 warrants exercisable on a one-for-one basis at a strike price at $0.05 per share (Chillemi 2003 Transaction #1). On April 22, 2003 Dr. Chillemi exercised the convertible portion of his note and converted the $50,000 debt into 1,000,000 shares of the Company’s $.001 par value common stock.  According to the terms of Chilllemi 2003 Transaction #2 (see Note 10 below), Dr. Chillemi agreed to retire the 1,000,000 warrants.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

Note 10 – Warrants and stock options

Warrants

During the year ended December 31, 2002, the Company issued 5,848,977 warrants in conjunction with the merger of Medicius, Inc.  The warrants are convertible at a strike price of $.04, each warrant is exercisable into one share of the Company’s $0.001 par value common stock. The fair value of the warrants has been estimated on the date of grant using the Black-Scholes option pricing model. The weighted average fair value of these warrants was $0.0261. The following assumptions were used in computing the fair value of these warrants: weighted average risk-free interest rate of 5.05%, zero dividend yield, volatility of the Company's common stock of 51% and an expected life of the warrants of two years.  The warrants expire on June 27, 2005.  Approximately $152,658 was added to the value of the assets acquired from the Medicius, Inc. merger as a result of the warrants.  The added value was then written down and recorded as “impairment loss” for the year ended December 31, 2002.

During the year ended December 31, 2002, the Company’s merger partner Medicius, Inc. issued a merger formula adjusted 12,000,000 Class A warrants to M and E Equities, Inc.  The warrants are convertible at a strike price of  $.0667, each Class A warrant exercisable into one share of the Company’s $0.001 par value common stock. The warrants expire on January 4, 2005. Upon exercise of each of the Class A warrants, if any, the Company’s merger partner Medicius, Inc. is obligated to issue one Class C warrant for each Class A warrant exercised, or a total issuance of up to 12,000,000 merger formula adjusted Class C warrants.  The Class C warrants are convertible at a strike price of $.20, each Class C warrant exercisable into one share of the Company’s $0.001 par value common stock. The warrants expire on January 4, 2005. As of December 31, 2003 the Company has reserved 24 million of its common stock shares should the warrantholders decide to exercise any of the 12 million Class A warrants before they expire, and any Class C warrants, should the Class A warrants have been exercised before the Class C warrants expire.

No warrants have been exercised through December 31, 2003 and 2002.

Stock options

On January 1, 2003, the Company adopted its “2003 Stock Option Plan” (the “Plan”) and granted incentive and nonqualified stock options with rights to purchase 25,000,000 shares of the Company’s $0.001 par value common stock.  The Company issued 14,600,000 shares of stock pursuant to the plan during the year ended December 31, 2003.

On January 21, 2003, the Company granted stock options to Dr. Thomas Chillemi, a Company shareholder, to purchase 2,000,000 shares of $0.001 par value common stock at a strike price of $0.04 per share pursuant to the Company’s 2003 Stock Option Plan.  The shares are registered and free-trading via Form S-8.  The value of the options on the grant date using the Black-Scholes Model is $22,600, which has been recorded as compensation expense on the Statement of Operations as of December 31, 2003.

 On January 21, 2003, the Company granted stock options to Dr. Joseph A. Wolf, a Company shareholder, to purchase 3,500,000 shares of $0.001 par value common stock at a strike price of $0.04 per share pursuant to the Company’s 2003 Stock Option Plan.  The shares are registered and free-trading via Form S-8.  The value of the options on the grant date using the Black-Scholes Model is $39,550, which has been recorded as compensation expense on the Statement of Operations as of December 31, 2003.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

On July 18, 2003, the Company entered into a consulting agreement with Dr. Chillemi, a Company shareholder, to perform corporate development services for the Company.  As consideration, the Company granted stock options to purchase 3,000,000 shares of $0.001 par value common stock at a strike price of $0.05 per share pursuant to the Company’s 2003 Stock Option Plan (Chillemi 2003 Transaction #2).  The shares are registered and free-trading via Form S-8.  The value of the options on the grant date using the Black-Scholes Model is $60,900, which has been recorded as compensation expense on the Statement of Operations as of December 31, 2003.  On October 1, 2003, Dr. Chillemi exercised 1,000,000 of his stock options as consideration for services performed valued at $50,000. On November 1, 2003, Dr. Chillemi exercised an additional 1,000,000 of his stock options as consideration for services performed valued at $50,000.

On July 18, 2003, the Company entered into a consulting agreement with Dr. Wolf, a Company shareholder, to perform medical information technology services for the Company.  As consideration, the Company granted stock options to purchase 950,000 shares of $0.001 par value common stock at a strike price of $0.05 per share pursuant to the Company’s 2003 Stock Option Plan.  The shares are registered and free-trading via Form S-8.  The value of the options on the grant date using the Black-Scholes Model is $19,285, which has been recorded as compensation expense on the Statement of Operations as of December 31, 2003.  On October 31, 2003, Dr. Wolf exercised all 950,000 of his stock options by rendering $47,500.00 in cash.

On July 18, 2003, the Company entered into various consulting and service agreements with unrelated individuals to perform corporate strategic and developmental services for the Company.  As consideration, the Company granted stock options to purchase 3,000,000 shares of $0.001 par value common stock at a strike price of $0.05 per share pursuant to the Company’s 2003 Stock Option Plan.  The shares are registered and free-trading via Form S-8.  The value of the options on the grant date using the Black-Scholes Model is $60,900, which has been recorded as compensation expense on the Statement of Operations as of December 31, 2003.

On November 24, 2003, the Company granted stock options to Dr. Thomas Chillemi, a Company shareholder, to purchase 2,500,000 shares of $0.001 par value common stock at a strike price of $0.04 per share pursuant to the Company’s 2003 Stock Option Plan.  The shares are registered and free-trading via Form S-8.  The value of the options on the grant date using the Black-Scholes Model is $31,500, which has been recorded as compensation expense on the Statement of Operations as of December 31, 2003.

On November 24, 2003, the Company granted stock options to Dr. Joseph A. Wolf, a Company shareholder, to purchase 1,500,000 shares of $0.001 par value common stock at a strike price of $0.04 per share pursuant to the Company’s 2003 Stock Option Plan.  The shares are registered and free-trading via Form S-8.  The value of the options on the grant date using the Black-Scholes Model is $18,900, which has been recorded as compensation expense on the Statement of Operations as of December 31, 2003.

On November 24, 2003, the Company entered into various consulting and service agreements with unrelated individuals to perform corporate strategic and developmental services for the Company.  As consideration, the Company granted stock options to purchase 3,300,000 shares of $0.001 par value common stock at a strike price of $0.04 per share pursuant to the Company’s 2003 Stock Option Plan.  The shares are registered and free-trading via Form S-8.  The value of the options on the grant date using the Black-Scholes Model is $41,580, which has been recorded as compensation expense on the Statement of Operations as of December 31, 2003.

As of December 31, 2003, outstanding stock options to acquire shares of common stock on a one-for-one basis totaled 5,150,000 at a weighted average exercise price of $.043.   As of December 31, 2003, stock options in the Plan remaining to be issued totaled 5,250,000.  The Plan stock options are 100% vested from the grant date.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

The following is a summary of activity of outstanding stock options under the 2003 Stock Option Plan:

		Weighted
		Average
	Number	Exercise
	Of Shares	Price
Balance, December 31, 2002	-	-

Options granted	19,750,000	$0.043
Options exercised	(14,600,000)	0.043

Balance, December 31, 2003	5,150,000	0.043

Exercisable, December 31, 2003	5,150,000	$0.043

The following is a summary of information about the 2003 Stock Option Plan options outstanding at December 31, 2003

Shares Underlying
Shares Underlying Options Outstanding				Options Exercisable

Weighted
	Shares	Average	Weighted	Shares	Weighted
	Underlying	Remaining	Average	Underlying	Average
Range of	Options	Contractual	Exercise	Options	Exercise
Exercise Prices	Outstanding	Life	Price	Exercisable	Price

$0.040 - 0.050	5,150,000	0 years	$0.043	5,150,000	$0.043

Pro forma information regarding net income and net income per share, as disclosed in Note 1, has been determined as if the Company had accounted for its non-employee stock-based compensation plans and other stock options under the fair value method of SFAS No. 123. The fair value of each option and warrant grant are estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions used for grants under the fixed option plan:

	2003	2002

Average risk-free interest rates	5.05%	5.05%
Average expected life (in years)	2	2
Volatility	51.0%	51.0%

The Black-Scholes option valuation model was developed for use in estimating the fair value of short-term traded options that have no vesting restrictions and are fully transferable. In addition, option valuation models require the input of highly subjective assumptions including expected stock price volatility. Because the Company’s employee stock options have characteristics significantly different from those of traded options and because changes in the subjective input assumptions can materially affect the fair value estimate, in management’s opinion the existing models do not necessarily provide a reliable single measure of the fair value of its employee stock options. During 2003 and 2002, there were no options granted with an exercise price below the fair value of the underlying stock at the grant date.

The weighted average fair value of options granted with exercise prices at the current fair value of the underlying stock during 2003 was approximately $0.043 per option.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

Note 11 – Commitments and contingencies

Litigations

The Company is subject to various claims and legal proceedings covering a wide range of matters that arise in the ordinary course of its business activities, including product liability claims. Management believes that any liability that may ultimately result from the resolution of these matters will not have a material adverse effect on the financial condition or results of operations of the Company.

Note 12 – Subsequent events

M and E Equities, LLC Renegotiated Note

Based on terms negotiated on March 4, 2002, and after a further documentation process that was completed on April 23, 2002, Medicius, Inc., the Company’s merger partner in its June 2002 merger, was loaned $475,000 from M and E Equities, LLC (M&E) (as previously discussed in Note 6).  A condition of the loan stipulated that Medicius, Inc. complete its merger with the Company and become a fully reporting public company.  As of December 31, 2003, after a partial payment of interest and principal and a settlement of a legal dispute that arose over this note and other issues, the remaining value of the note and accrued interest was $522,527.  On March 2, 2004, the Company renegotiated its debt with M&E.  The terms of the agreement are stipulated as follows:

•

$320,000 is paid to M&E by Wells & Company, Inc., Lima Capital, Inc., JC Financial, Inc. and Corporate Architects, Inc. to satisfy a remaining principal amount of $400,000.

•

M&E agreed to transfer 10,000,000 of the Class A Warrants, formerly issued by Medicius, Inc., with an expiration date of January 5, 2005 to Empyreon.net Corp. for $30,000, and 2,000,000 Class A Warrants to Mr. Moshe Mendlowitz for $20.00.  The Company will incur interest expense during the first quarter ended March 31, 2004 totaling $405,700, the deemed value of the Warrants on the transfer date based on the Black-Scholes Valuation Model.

•

The outstanding note balance of $200,526 was recapitalized into 206,526 shares of the Company’s $0.001 par value Class A 2002 Convertible Preferred Stock and registered in M&E’s name.  Each share of Class A 2002 Convertible Preferred Stock is convertible into 18 shares (3,717,468 total) of the Company’s $0.001 par value common stock at $0.055556 per share.  M&E agrees to hold the Preferred Shares for a minimum of one year, pursuant to Rule 144, with no conversions allowed during that period of time.  After the one year, M&E may convert and sell only 500,000 shares of the Company’s $0.001 par value common stock every 60 days as permissible by Rule 144.

Pinnacle Investment Partners, LP Promissory Note

On March 24, 2004, the Company was loaned $700,000 from Pinnacle Investment Partners, LP (Pinnacle).  The Secured Convertible Promissory Note bears interest at the rate of 12% per annum, matures September 25, 2004, except if extended for an additional six months at the option of the company, and is secured by 14,000,000 shares of the Company’s $0.001 par value common stock.  Pinnacle may, at its option, at any time from time to time, elect to convert some or all of the then-outstanding principal of the Note into shares of the Company’s $0.001 par value common stock at a conversion price of $0.08 per share, unless such conversion would result in Pinnacle being deemed the “beneficial owner” of 4.99% or more of the then-outstanding Common Shares within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended.  In the event the Company fails to pay any installment or principal or interest when due, the interest rate will then accrue at a rate of 24% per annum on the unpaid balance until the payment default is cured.

CareDecision Corporation

[formerly ATR Search Corporation]

(a Development Stage Company)

Notes

Issuances of Common Stock

The Company has issued 7,350,000 shares of its $0.001 par value common stock to various individuals and entities for cash totaling $292,500 and services valued at $291,300 subsequent to December 31, 2003 and through the date of this report.

EXHIBIT C

AMENDED ARTICLES OF CAREDECISION CORPORATION

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.290

1. Name of corporation:

CareDecision Corporation. (C5191-2001)

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE 4 is amended to read as follows:

4.

Authorized Shares:

The aggregate number of shares, which the corporation shall have authority to issue, shall consist of 1,250,000,000 shares of Common Stock having a $.001 par value, and 5,000,000 shares of Preferred Stock having a $.001 par value. The Common Stock and Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such share of Common Stock and Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution or resolutions.

3. Signatures:

/s/ Keith Berman	/s/ Robert Cox
Keith Berman, Chief Financial Officer	Robert Cox, Chairman

IMPORTANT:

Failure to include any of the above information and remit the proper fees may cause this filing to be rejected.

EXHIBIT D

FORM OF CAREDECISION CORPORATION NEVADA BYLAWS

BYLAWS

OF

ATR SEARCH CORPORATION

ARTICLE I

OFFICES

The principal office of the Corporation in the State of Nevada shall be located in Las Vegas, County of Clark.  The Corporation may have such other offices, either within or without the State of Nevada, as the Board of Directors may designate or as the business of the Corporation may require from time to time.

ARTICLE II

SHAREHOLDERS

SECTION 1.  Annual Meeting.  The annual meeting of the shareholders shall be held on the 1st day in the month of March in each year, beginning with the year 2002, at the hour of 10 o’clock a.m., for the purpose of electing Directors and for the transaction of such other business as may come before the meeting.  If the day fixed for the annual meeting shall be a legal holiday, such meeting shall be held on the next business day.  If the election of Directors shall not be held on the day designated herein for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held at a special meeting of the shareholders as soon thereafter as soon as conveniently may be.

SECTION 2.  Special Meetings.  Special meetings of the shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than fifty percent (50%) of all the outstanding shares of the Corporation entitled to vote at the meeting.

SECTION 3.  Place of Meeting.  The Board of Directors may designate any place, either within or without the State of Nevada, unless otherwise prescribed by statute, as the place of meeting for any annual meeting or for any special meeting.  A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Nevada, unless otherwise prescribed by statute, as the place for the holding of such meeting.  If no designation is made, the place of the meeting will be the principal office of the Corporation.

SECTION 4.  Notice of Meeting.  Written notice stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall unless otherwise prescribed by statute, be delivered not less than ten (10) days nor more than sixty (60) days before the date of the meeting, to each shareholder of record entitled to vote at such meeting.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, addressed to the shareholder at his/her address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid.

SECTION 5.  Closing of Transfer Books or Fixing of Record.  For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board of Directors of the Corporation may provide that the stock transfer books shall be closed for a stated period, but not to exceed in any case fifty (50) days.  If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting.  In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than fifty (50) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action requiring such determination of shareholders is to be taken.  If the stock transfer books are not closed and no record date is fixed for determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.  When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof.

SECTION 6.  Voting Lists.  The officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete list of the shareholders entitled to vote at each meeting of shareholders or at any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each.  Such list shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholder during the whole time of the meeting for the purposes thereof.

SECTION 7.  Quorum.  A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders.  If less than a majority of the outstanding shares are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice.  At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.  The shareholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

SECTION 8.  Proxies.  At all meetings of shareholders, a shareholder may vote in person or by proxy executed in writing by the shareholder by his/her duly authorized attorney-in-fact.  Such proxy shall be filed with the secretary of the Corporation before or at the time of the meeting.

SECTION 9.  Voting of Shares.  Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

SECTION 10.  Voting of Shares by Certain Holders.  Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the Bylaws of such corporation may prescribe or, in the absence of such provision, as the Board of Directors of such corporation may determine.  Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name.  Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

Shares standing in the name of a receiver may be voted by such receiver, and the shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his name, if authority to do so be contained in an appropriate order of the court by which such receiver was appointed.

A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

Shares of its own stock belonging to the Corporation shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares at any given time.

SECTION 11.  Informal Action by Shareholders.  Unless otherwise provided by law, any action required to be taken at a meeting of the shareholders, or any other action which may be taken at a meeting of the shareholders, may be taken without a meeting if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof.

ARTCLE III

BOARD OF DIRECTORS

SECTION 1.  General Powers.  The Board of Directors shall be responsible for the control and management of the affairs, property and interests of the Corporation and may exercise all powers of the Corporation, except as are in the Certificate of Incorporation or by statute expressly conferred upon or reserved to the shareholders.

SECTION 2.  Number, and Qualifications.  The business affairs of the corporation shall be managed by a Board of one (1) Director.  The number of directors of the Corporation shall be fixed by the Board of Directors, but in no event shall be less than one (1).  Each director shall hold office until the next annual meeting of shareholders and until his/her successor shall have been elected and qualified.

SECTION 3.  Regular Meetings.  A regular meeting of the Board of Directors shall be held without other notice than this Bylaw immediately after, and at the same place as, the annual meeting of shareholders.  The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without notice other than such resolution.

SECTION 4.  Special Meetings.  Special meetings of the Board of Directors may be called by or at the request of the President or any two directors.  The person or persons authorized to call special meetings of the Board of Directors may fix the place for holding any special meeting of the Board of Directors called by them.

SECTION 5.  Notice.  Notice of any special meeting shall be given at least one (1) day previous thereto by written notice delivered personally or mailed to each director at his business address, or by telegram.  If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed, with postage thereon prepaid.  If notice be given by telegram, such notice shall be deemed to be delivered when the notice be given to the telegraph company.  Any directors may waive notice of any meeting.  The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 6.  Quorum.  A majority of the number of directors fixed by Section 2 of this Article shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time without further notice.

SECTION 7.  Telephonic Meeting.  A meeting of the Board of Directors may be had by means of a telephone conference or similar communications equipment by which all persons participating in the meeting can hear each other, and the participation in a meeting under such circumstances shall constitute presence at the meeting.

SECTION 8.  Manner of Acting.  The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

SECTION 9.  Action Without a Meeting.  Any action that may be taken by the Board of Directors at a meeting may be taken without a meeting if a consent in writing, setting forth the action so to be taken, shall be signed before such action by all of the directors.

SECTION 10.  Vacancies.  Any vacancy occurring in the Board of Directors may be filled by the affirmative vote of a majority of the remaining directors though less than a quorum of the Board of Directors, unless otherwise provided by law.  A director elected to fill a vacancy shall be elected for the unexpired term of his/her predecessor in office.  Any directorship to be filled by reason of an increase in the number of directors may be filled by election by the Board of Directors for a term of office continuing only until the next election of directors by the shareholders.

SECTION 11.  Resignation.  Any director may resign at any time by giving written notice to the Board of Directors, the President or the Secretary of the Corporation.  Unless otherwise specified in such written notice such resignation shall take effect upon receipt thereof by the Board of Directors or such officer, and the acceptance of such resignation shall not be necessary to make it effective.

SECTION 12.  Removal.  Any director may be removed with or without cause at any time by the affirmative vote of shareholders holding of record in the aggregate at least a majority of the outstanding shares of stock of the Corporation at a special meeting of the shareholders called for that purpose, and may be removed for cause by action of the Board.

SECTION 13.  Compensation.  By resolution of the Board of Directors, each director may be paid for his/her expenses, if any, of attendance at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both.  No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

SECTION 14.  Contracts.  No contract or other transaction between this Corporation and any other corporation shall be impaired, affected or invalidated, nor shall any director be liable in any way by reason of the fact that one or more of the directors of this Corporation is or are interested in, or is a director or officer, or are directors or officers of such other corporations, provided that such facts are disclosed or made known to the Board of Directors, prior to their authorizing such transaction.  Any director, personally and individually, may be a party to or may be interested in any contract or transaction of this Corporation, and no directors shall be liable in any way by reason of such interest, provided that the fact of such interest be disclosed or made known to the Board of Directors prior to their authorization of such contract or transaction, and provided that the Board of Directors shall authorize, approve or ratify such contract or transaction by the vote (not counting the vote of any such Director) of a majority of a quorum, notwithstanding the presence of any such director at the meeting at which such action is taken.  Such director or directors may be counted in determining the presence of a quorum at such meeting.  This Section shall not be construed to impair, invalidate or in any way affect any contract or other transaction which would otherwise be valid under the law (common, statutory or otherwise) applicable thereto.

SECTION 15.  Committees.  The Board of Directors, by resolution adopted by a majority of the entire Board, may from time to time designate from among its members an executive committee and such other committees, and alternate members thereof, as they may deem desirable, with such powers and authority (to the extent permitted by law) as may be provided in such resolution.  Each such committee shall serve at the pleasure of the Board.

SECTION 16.  Presumption of Assent.  A director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless his/her dissent shall be entered into the minutes of the meeting or unless he/she shall file written dissent to such action with the person acting as the Secretary of the meeting before the adjournment thereof, or shall forward such dissent by registered mail to the Secretary of the Corporation immediately after the adjournment of the meeting.  Such right to dissent shall not apply to a director who voted in favor of such action.

ARTICLE IV

OFFICERS

SECTION 1.  Number.  The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors.  Such other officers and assistant officers as may be deemed necessary may be elected or appointed by the Board of Directors, including a Chairman of the Board.  In its discretion, the Board of Directors may leave unfilled for any such period as it may determine any office except those of President and Secretary.  Any two or more offices may be held by the same person.  Officers may be directors or shareholders of the Corporation.

SECTION 2.  Election and Term of Office.  The officers of the Corporation to be elected by the Board of Directors shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders.  If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently may be.  Each officer shall hold office until his/her successor shall have been duly elected and shall have qualified, or until his/her death, or until he/she shall resign or shall have been removed in the manner hereinafter provided.

SECTION 3.  Resignation.  Any officer may resign at any time by giving written notice of such resignation to the Board of Directors, or to the President or the Secretary of the Corporation.  Unless otherwise specified in such written notice, such resignation shall take effect upon receipt thereof by the Board of Directors or by such officer, and the acceptance of such resignation shall not be necessary to make it effective.

SECTION 4.  Removal.  Any officer or agent may be removed by the Board of Directors whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.  Election or appointment of an officer or agent shall not of itself create contract rights, and such appointment shall be terminable at will.

SECTION 5.  Vacancies.  A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

SECTION 6.  President.  The President shall be the principal executive officer of the Corporation and, subject to the control of the Board of Directors, shall in general supervise and control all of the business and affairs of the Corporation.  He/she shall, when present, preside at all meetings of the shareholders and of the Board of Directors, unless there is a Chairman of the Board, in which case the Chairman will preside.  The President may sign, with the Secretary or any other proper officer of the Corporation thereunto authorized by the Board of Directors, certificates for shares of the Corporation, any deeds, mortgages, bonds, contracts, or other instruments which the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof shall be expressly delegated by the Board of Directors or by these Bylaws to some other officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed; and in general shall perform all duties incident to the office of President and such other duties as may be prescribed by the Board of Directors from time to time.

SECTION 7.  Vice President.  In the absence of the President or in event of his/her death, inability or refusal to act, the Vice President shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.  The Vice President shall perform such other duties as from time to time may be assigned by the President or by the Board of Directors.  If there is more than one Vice President, each Vice President shall succeed to the duties of the President in order of rank as determined by the Board of Directors.  If no such rank has been determined, then each Vice President shall succeed to the duties of the President in order of date of election, the earliest date having first rank.

SECTION 8.  Secretary.  The Secretary shall: (a) keep the minutes of the proceedings of the shareholders and of the Board of Directors in one or more minute book provided for that purpose; (b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law; (c) be custodian of the corporate records and of the seal of the Corporation and see that the seal of the Corporation is affixed to all documents, the execution of which on behalf of the Corporation under its seal is duly authorized; (d) keep a register of the post office address of each shareholder which shall be furnished to the Secretary by such shareholder; (e) sign with the president certificates for shares of the Corporation, the issuance of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the Corporation; and (g) in general perform all duties incident to the office of the Secretary and such other duties as from time to time may be assigned by the President or by the Board of Directors.

SECTION 9.  Treasurer.  The Treasurer shall: (a) have charge and custody of and be responsible for all funds and securities of the Corporation; (b) receive and give receipts for moneys due and payable to the Corporation from any source whatsoever, and deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of  Article VI of these Bylaws; and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

SECTION 10.  Salaries.  The salaries of the officers shall be fixed from time to time by the Board of Directors, and no officer shall be prevented from receiving such salary by reason of the fact that he/she is also a director of the corporation.

SECTION 11.  Sureties and Bonds.  In case the Board of Directors shall so require any officer, employee or agent of the Corporation shall execute to the Corporation a bond in such sum, and with such surety or sureties as the Board of Directors may direct, conditioned upon the faithful performance of his/her duties to the Corporation, including responsibility for negligence for the accounting for all property, funds or securities of the Corporation which may come into his/her hands.

SECTION 12.  Shares of Stock of Other Corporations.  Whenever the Corporation is the holder of shares of stock of any other corporation, any right of power of the Corporation as such shareholder (including the attendance, acting and voting at shareholders’ meetings and execution of waivers, consents, proxies or other instruments) may be exercised on behalf of the Corporation by the President, any Vice President or such other person as the Board of directors may authorize.

ARTICLE V

INDEMNITY

The Corporation shall indemnify its directors, officers and employees as follows:

Every director, officer, or employee of the Corporation shall be indemnified by the Corporation against all expenses and liabilities, including counsel fees, reasonably incurred by or imposed upon him/her in connection with any proceeding to which he/she may be made a party, or in which he/she may become involved, by reason of being or having been a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the Corporation, partnership, joint venture, trust or enterprise, or any settlement thereof, whether or not he/she is a director, officer, employee or agent at the time such expenses are incurred, except in such cases wherein the director, officer, employee or agent is adjudged guilty of willful misfeasance or malfeasance in the performance of his/her duties; provided that in the event of a settlement the indemnification herein shall apply only when the Board of Directors approves such settlement and reimbursement as being for the best interests of the Corporation.

The Corporation shall provide to any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of the corporation, partnership, joint venture, trust or enterprise, the indemnity against expenses of a suit, litigation or other proceedings which is specifically permissible under applicable law.

The Board of Directors may, in its discretion, direct the purchase of liability insurance by way of implementing the provisions of this Article.

ARTICLE VI

CONTRACTS, LOANS, CHECKS AND DEPOSITS

SECTION 1.  Contracts.  The Board of Directors may authorize any officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

SECTION 2.  Loans.  No loans shall be contracted on behalf of the Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors.  Such authority may be general or confined to specific instances.

SECTION 3.  Checks, Drafts, etc.  All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

SECTION 4.  Deposits.  All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

ARTICLE VII

SHARES OF STOCK

SECTION 1.  Certificates for Shares.  Certificates representing shares of the Corporation shall be in such a form as shall be determined by the Board of Directors.  Such certificates shall be signed by the President and by the Secretary or by such other officers authorized by law and by the Board of Directors to do so, and sealed with the corporate seal.  All certificates for shares shall be consecutively numbered or otherwise identified.  The name and address of the person to whom the shares represented thereby are issued, with the number of shares and date of issue, shall be entered on the stock transfer books of the Corporation.  All certificates surrendered to the Corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, destroyed or mutilated certificate, a new one may be issued therefor upon such terms and indemnity to the Corporation as the Board of Directors may prescribe.

SECTION 2.  Transfer of Shares.  Transfer of shares of the Corporation shall be made only on the stock transfer books of the Corporation by the holder of record thereof or by his/her legal representative, who shall furnish proper evidence of authority to transfer, or by his/her attorney thereunto authorized by power of attorney duly executed and filed with the Secretary of the Corporation, and on surrender for cancellation of the certificate for such shares.  The person in whose name shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.  Provided, however, that upon any action undertaken by the shareholders to elect S Corporation status pursuant to Section 1362 of the Internal Revenue Code and upon any shareholders’ agreement thereto restricting the transfer of said shares so as to disqualify said S Corporation status, said restriction on transfer shall be made a part of the Bylaws so long as said agreement is in force and effect.

ARTICLE VIII

FISCAL YEAR

The fiscal year of the Corporation shall begin on the first day of January and end on the thirty first day of December of each year.

ARTICLE IX

DIVIDENDS

The Board of Directors may from time to time declare, and the corporation may pay, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles of Incorporation.

ARTICLE X

CORPORATE SEAL

The Board of Directors shall provide a corporate seal which shall be circular in form and shall have inscribed thereon the name of the Corporation and the state of incorporation and the words “Corporate Seal”.

ARTICLE XI

WAIVER OF NOTICE

Unless otherwise provided by law, whenever any notice is required to be given to any shareholder or director of the Corporation under the provisions of these Bylaws or under the provisions of the Articles of Incorporation or under the provisions of the applicable Business Corporation Act, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

ARTICLE XII

AMENDMENTS

These Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors at any regular or special meeting of the Board of Directors.

The above Bylaws are certified to have been adopted by the Board of Directors of the Corporation on March 16, 2001.

/S/ Michael Vogel

Secretary

EXHIBIT E

TARGET’S INTELECTUAL PROPERTY

INTELECTUAL PROPERTY

a)

All accounts, contract rights, chattel paper, documents, instruments and general intangibles (including, but not limited to, all of Target’s now existing and hereafter arising tax and duty refunds, all now owned and hereafter acquired franchises, licenses, permits, patents, patent applications, trademarks, tradestyles, tradenames and copyrights, all rights thereunder and registrations thereof, and all of Target’s now existing and hereafter arising interests in real and personal property) relating directly or indirectly to Target’s technologies, including Target’s interest in the goods represented thereby and all returned, reclaimed, and repossessed goods with respect thereto; all of Target’s rights as an unpaid vendor (including stoppage in transit, replevin and reclamation), all additional amounts due to Target from any account of Target irrespective of whether such additional amounts have been specifically assigned; all guaranties, mortgages on real and personal property, leases, letters of credit and other agreements or property securing or relating to any of the items referred to above, and all monies, deposits, securities, instruments, credits and other property now or hereafter held;

b)

All inventory, including raw materials, work-in-progress, finished and semi-finished inventory relating to Target’s  technologies,if any, and all names and marks affixed or to be affixed thereto for purposes of selling same for the seller, manufacturer or licensor thereof, and all right, title and interest of Target therein and thereto;

c)

All of Target’s books and records relating to all of the foregoing; and

d)

Any and all products and proceeds of Target’s technologies in any form, whether from the voluntary or involuntary disposition thereof, including without limitation accounts, contract rights, general intangibles, chattel paper, documents, instruments, inventory, equipment, fixtures, all insurance proceeds and all claims by Target against third parties for damage to or loss or destruction of any or all of the foregoing.